                            SENIOR SECURED REVOLVING
                                 CREDIT FACILITY


                      AMENDED AND RESTATED CREDIT AGREEMENT


                                ---------------


                        MARINE DRILLING COMPANIES, INC.,
                                AS THE BORROWER,


                             THE BANKS NAMED HEREIN,

                                       AND

                               ABN AMRO BANK N.V.,
                             AS ADMINISTRATIVE AGENT

                                       AND

                        CHRISTIANIA BANK OG KREDITKASSE,
                                NEW YORK BRANCH,
                              AS SYNDICATION AGENT



                                ---------------


                           DATED AS OF AUGUST 12, 1998

                                TABLE OF CONTENTS


                                            ARTICLE I
                                        DEFINITIONS, ETC.

Section  1.01   Certain Defined Terms.............................................................................2
Section  1.02   Accounting Terms.................................................................................20
Section  1.03   Computation of Time Periods......................................................................20
Section  1.04   References, Etc..................................................................................20

                                           ARTICLE II
                                 COMMITMENTS AND TERMS OF CREDIT

Section  2.01   Commitments......................................................................................21
Section  2.02   Borrowing Procedures; Conversions................................................................22
Section  2.03   Issuing and Reimbursing the Letters of Credit....................................................23
Section  2.04   Collateral Market Value..........................................................................26
Section  2.05   The Notes........................................................................................27
Section  2.06   Reduction of the Commitments.....................................................................27
Section  2.07   Mandatory Repayment of Loans.....................................................................29
Section  2.08   Interest Accrual, Payments.......................................................................30
Section  2.09   Optional Prepayments.............................................................................32
Section  2.10   Payments, Notice of Certain Repayments and Computations..........................................32
Section  2.11   Fees ............................................................................................33
Section  2.12   Setoff, Counterclaims and Taxes..................................................................35
Section  2.13   Funding Losses...................................................................................37
Section  2.14   Change of Law....................................................................................38
Section  2.15   Increased Costs..................................................................................38
Section  2.16   Claims Certificate...............................................................................39

                                           ARTICLE III
                                      CONDITIONS OF CREDIT

Section  3.01   Conditions Precedent to Effectiveness............................................................40
Section  3.02   Conditions Precedent to All Letters of Credit and Loans..........................................42

                                           ARTICLE IV
                                 REPRESENTATIONS AND WARRANTIES

Section  4.01   Corporate Existence..............................................................................43



Section  4.02   Corporate Authority; Binding Obligations.........................................................43
Section  4.03   No Conflict......................................................................................43
Section  4.04   No Consent.......................................................................................43
Section  4.05   No Defaults or Violations of Law.................................................................44
Section  4.06   Financial Position...............................................................................44
Section  4.07   Litigation.......................................................................................45
Section  4.08   Use of Proceeds..................................................................................45
Section  4.09   Governmental Regulation..........................................................................45
Section  4.10   Disclosure.......................................................................................45
Section  4.11   ERISA............................................................................................45
Section  4.12   Payment of Taxes.................................................................................46
Section  4.13   Title and Liens..................................................................................46
Section  4.14   Patents, etc.....................................................................................47
Section  4.15   Environmental Matters............................................................................47
Section  4.16   Existing Indebtedness............................................................................48
Section  4.17   Rig Classification...............................................................................48
Section  4.18   Security Interests...............................................................................48
Section  4.19   Labor Relations..................................................................................48
Section  4.20   Citizenship......................................................................................48
Section  4.21   Year 2000 Compliance.............................................................................49

                                            ARTICLE V
                                      AFFIRMATIVE COVENANTS

Section  5.01   Reporting Requirements...........................................................................49
Section  5.02   Taxes; Claims....................................................................................52
Section  5.03   Compliance with Laws.............................................................................53
Section  5.04   Insurance........................................................................................53
Section  5.05   Corporate Existence..............................................................................54
Section  5.06   Inspections......................................................................................54
Section  5.07   Maintenance of Properties........................................................................54
Section  5.08   Accounting Systems...............................................................................54
Section  5.09   Use of Loans and Letters of Credit...............................................................54
Section  5.10   Rig Appraisals...................................................................................55
Section  5.11   Additional Guarantors............................................................................55
Section  5.12   Further Assurances in General....................................................................56
Section  5.13   Marine 700.......................................................................................56

                                           ARTICLE VI
                                       NEGATIVE COVENANTS

Section  6.01   Indebtedness Restriction.........................................................................56
Section  6.02   Lien Restriction.................................................................................57



Section  6.03   Derivatives......................................................................................58
Section  6.04   Interest Coverage Ratio..........................................................................58
Section  6.05   Leverage Ratio...................................................................................59
Section  6.06   Working Capital..................................................................................59
Section  6.07   Collateral Maintenance...........................................................................59
Section  6.08   Sales of Assets or Preferred Stock...............................................................59
Section  6.09   Consolidation and Mergers........................................................................59
Section  6.10   Restricted Disbursements.........................................................................60
Section  6.11   Lines of Business................................................................................61
Section  6.12   Transactions with Affiliates.....................................................................61
Section  6.13   Charter and Leases...............................................................................61
Section  6.14   Rig Management...................................................................................62
Section  6.15   Restrictions on Subsidiaries.....................................................................62
Section  6.16   Maximum Consolidated Indebtedness to EBITDA......................................................62

                                           ARTICLE VII
                                      DEFAULT AND REMEDIES

Section  7.01   Events of Default................................................................................62
Section  7.02   Setoff in Event of Default.......................................................................66
Section  7.03   No Waiver; Remedies..............................................................................66
Section  7.04   Enforcement......................................................................................66
Section  7.05   Application of Proceeds..........................................................................66

                                          ARTICLE VIII
                          THE ADMINISTRATIVE AGENT AND THE ISSUING BANK

Section  8.01   Authorization and Action.........................................................................67
Section  8.02   Reliance, Etc....................................................................................67
Section  8.03   ABN and Affiliates...............................................................................68
Section  8.04   Bank Credit Decision.............................................................................69
Section  8.05   Indemnification..................................................................................69
Section  8.06   Employees of the Administrative Agent and the Issuing Bank.......................................70
Section  8.07   Successor Agent..................................................................................70
Section  8.08   Successor Issuing Bank...........................................................................70
Section  8.09   Notice of Default................................................................................71
Section  8.10   Execution of Loan Documents......................................................................71
Section  8.11   Release of Mortgaged Rigs........................................................................71

                                           ARTICLE IX
                                          MISCELLANEOUS

Section  9.01   Amendments, Etc..................................................................................71

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


Section  9.02   Participation Agreements and Assignments.........................................................72
Section  9.03   Notices..........................................................................................75
Section  9.04   Costs and Expenses...............................................................................76
Section  9.05   Successors and Assigns...........................................................................77
Section  9.06   Return of Notes..................................................................................77
Section  9.07   Survival of Representations and Warranties.......................................................77
Section  9.08   Separability.....................................................................................77
Section  9.09   Captions.........................................................................................77
Section  9.10   Counterparts.....................................................................................77
Section  9.11   Governing Law....................................................................................77
Section  9.12   Submission to Jurisdiction.......................................................................78
Section  9.13   Limitation on Interest...........................................................................78
Section  9.14   Indemnification..................................................................................79
Section  9.15   Confidentiality..................................................................................80
Section  9.16   Final Agreement of the Parties...................................................................81

EXHIBITS AND SCHEDULES

         Exhibit 1.01               Mortgaged Rigs
         Exhibit 2.02(a)            Form of Borrowing Request
         Exhibit 2.02(c)            Form of Conversion Notice
         Exhibit 2.03               Form of Letter of Credit Request
         Exhibit 2.05               Form of Note
         Exhibit 9.02               Form of Assignment and Acceptance Agreement
         Schedule 1                 Notice Information for Banks
         Schedule 4.01              List of Borrower's Subsidiaries
         Schedule 4.04              Consents
         Schedule 4.07              Litigation
         Schedule 4.13(c)           Rigs
         Schedule 4.15              Environmental Matters
         Schedule 4.16              Existing Indebtedness
         Schedule 4.17              Rig Classification
         Schedule 6.02              Liens
         Schedule 6.13              Charters and Leases

                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 12, 1998 is among MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), ABN AMRO BANK N.V., as administrative agent for the Banks (together with its successors and assigns in such capacity, the "Administrative Agent"), and as the issuing bank with respect to the Letters of Credit issued hereunder (together with its successors and assigns in such capacity, the "Issuing Bank"), and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as syndication agent for the Banks (together with its successors and assigns in such capacity, the "Syndication Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Article I are used herein as so defined.

                              PRELIMINARY STATEMENT

                  The Borrower, the banks party thereto (the "Existing Banks"), Bankers Trust Company, as agent for such Existing Banks, and Christiania Bank og Kreditkasse, New York Branch, as co-agent for such Existing Banks, are parties to the Credit Agreement dated as of March 7, 1997, as amended by the First Amendment to Credit Agreement dated as of May 21, 1997 and the Second Amendment to Credit Agreement dated as of August 27, 1997 (as so amended, the "Existing Credit Agreement").

                  The Borrower has requested that the Banks amend and restate the Existing Credit Agreement in order to provide the Borrower with a $200,000,000 senior secured revolving credit facility, which will be used as specified herein. The Banks have agreed to amend and restate the Existing Credit Agreement and to provide the Borrower with such credit facility upon the terms and conditions set forth in this Agreement.

                  To evidence the credit facility requested hereunder, the Borrower, the Administrative Agent, the Syndication Agent and the Banks have agreed that this Agreement is an amendment and restatement of the Existing Credit Agreement, not a new or substitute credit agreement or novation of the Existing Credit Agreement, and each reference to a "Loan" or a "Letter of Credit" shall include each Loan made and each Letter of Credit issued heretofore under the Existing Credit Agreement as well as each Loan made and each Letter of Credit issued hereafter under this Credit Agreement.

                  Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties agree as follows:

                                       ARTICLE I
                                   DEFINITIONS, ETC.

                  Section 1.01 Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                  "ABN" means ABN AMRO Bank N.V.

                  "Administrative Agent" has the meaning specified in the introduction to this Agreement.

                  "Affiliate" means, when used with respect to any Person, any other Person (including any member of the immediate family of any such natural person) who directly or indirectly beneficially owns or controls five percent (5%) or more of the total voting power of shares of capital stock (or other ownership interests) of such Person having the right to vote for directors (or other managing body members) under ordinary circumstances or any Person controlling, controlled by or under common control with any such Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Amended and Restated Credit Agreement, as the same may from time to time be amended, supplemented or modified and in effect.

                  "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Loan and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

                  "Applicable Margin" has the meaning specified in Section 2.08(c).

                  "Appraised Value Percentage" means, with respect to any Mortgaged Rig, a fraction the numerator of which is the Market Value of such Mortgaged Rig as of the date of determination (plus, in the case of a Collateral Disposition not the result of a Total Loss, the amount of any Collateral Disposition Proceeds received in connection with such Collateral Disposition in excess of the Market Value of such Mortgaged Rig disposed of) and the denominator of which is the Collateral Market Value as of the date of determination (plus, in the case of a Collateral Disposition not the result of a Total Loss, the amount of any Collateral Disposition Proceeds received in connection with such Collateral Disposition in excess of the Market Value of such Mortgaged Rig disposed of).

                  "Approved Rigbroker" shall mean Normarine Offshore Consultants, Inc. or any other first-class, international, independent, sale-and-purchase offshore drilling rig broker reasonably acceptable to the Administrative Agent.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and an Eligible Assignee and accepted by the Administrative Agent, in substantially the form of Exhibit 9.02 hereto.

                  "Assignments of Earnings" means each Amended and Restated Assignment of Earnings of even date herewith or executed and delivered by the Borrower or the Guarantors in favor of the Collateral Agent for the benefit of the Bank Group pursuant to, or in connection with, this Agreement, as same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Assignment of Notes and Liens" means the Assignment of Notes and Liens dated as of August 12, 1998 made by the banks party to the Existing Credit Agreement and Bankers Trust Company, as collateral agent under the Existing Credit Agreement, in favor of ABN AMRO Bank N.V., as Collateral Agent, for the benefit of the Bank Group, as same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Available Commitment" means, with respect to each Bank, the excess of (a) the Commitment of such Bank in effect at such time over (b) such Bank's Commitment Percentage of the Credit Outstanding at such time.

                  "Bank Group" means, collectively, the Administrative Agent, the Syndication Agent, the Issuing Bank and the Banks.

                  "Banks" has the meaning specified in the introduction to this Agreement.

                  "Base Rate" means, as of any particular date, the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) equal to the greater of (a) the Prime Rate per annum in effect on such day, and
(b) the Federal Funds Rate in effect on such day plus 1/2 of 1% per annum.

                  "Base Rate Borrowing" means a Borrowing consisting of Base Rate Loans.

                  "Base Rate Loan" means a Loan that the Borrower has designated, or is deemed to have designated, as such in accordance with Article II.

                  "Borrower" has the meaning specified in the introduction to this Agreement.

                  "Borrowing" means a group of Loans of a single Type made by the Banks, or Converted into such, as applicable, on a single date and, in the case of a Eurodollar Rate Loan, as to which a single Interest Period is in effect.

                  "Borrowing Date" means, when used with respect to the initial funding of any Borrowing, the date upon which the proceeds of such Borrowing are to be made available to the Borrower.

                  "Borrowing Request" has the meaning specified in Section 2.02.

                  "Business Day" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day that is, in New York, New York or London, England, a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Rate Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

                  "Capital Lease" means, as to the Borrower and its Subsidiaries, any lease or rental agreement in respect of which such Person's obligations as lessee under such lease or rental agreement constitute obligations which shall have been in accordance with GAAP, capitalized on the balance sheet of such Person.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (i) any Bank, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 as of its most recent financial statements or (iii) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-2 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-2 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any Approved Bank, (d) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (e) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (a) though (d) above.

                  "Casualty Event" means, with respect to any Mortgaged Rig owned by any Person, any loss or damage to, or any condemnation or taking of, such Mortgaged Rig other than a Total Loss of any Mortgaged Rig, for which such Person receives, anticipates recovering or has filed a claim for Casualty Proceeds.

                  "Casualty Proceeds" means the proceeds of any insurance, condemnation award or other compensation paid or payable to the Borrower, any Guarantor or the Collateral Agent in respect of any Casualty Event, less the reasonable fees, taxes and expenses paid to collect such proceeds.

                  "CERCLA" shall have the meaning provided in the definition of "Environmental Laws."

                  "Change of Control" means any of (a) the acquisition by any Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (excluding underwriters in the course of their distribution of voting stock in an underwritten public offering), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 30% or more of the voting power of the outstanding shares of voting stock of the Borrower, (b) 50% or more of the members of the Board of Directors of the Borrower on any date shall not have been (i) members of the Board of Directors of the Borrower on the date 12 months prior to such date or (ii) approved (by recommendation, nomination, election or otherwise) by Persons who constitute at least a majority of the members of the Board of Directors of the Borrower as constituted on the date 12 months prior to such date, (c) all or substantially all of the assets of the Borrower are sold in a single transaction or series or related transactions to any Person or (d) the Borrower merges or consolidates with or into any other Person, with the effect that immediately after such transaction the stockholders of the Borrower immediately prior to such transaction hold less than a majority of the total voting power entitled to vote in the election of directors, managers or trustees of the Person surviving such transaction.

                  "Collateral" means the Mortgaged Rigs and all other collateral as defined in each of the Security Documents and any cash collateral delivered to the Collateral Agent pursuant to this Agreement or the Security Documents.

                  "Collateral Agent" means the Administrative Agent acting as collateral agent and/or mortgagee for the Bank Group.

                  "Collateral Assignments of Insurance" means each Amended and Restated Collateral Assignment of Insurance of even date herewith or executed and delivered by the Borrower or the Guarantors in favor of the Collateral Agent for the benefit of the Bank Group pursuant to, or in connection with, this Agreement, as the same may be amended, supplemented, restated or otherwise modified for time to time.

                  "Collateral Disposition" means (a) the sale, transfer, contribution or other voluntary disposition by (i) the Borrower to any Person other than a Guarantor or (ii) any Guarantor to any Person other than the Borrower or a Guarantor, of any Mortgaged Rig and (b) any Total Loss of any Mortgaged Rig.

                  "Collateral Disposition Proceeds" means (a) with respect to any Collateral Disposition involving a sale of a Mortgaged Rig, the gross proceeds thereof received by the Borrower or Guarantor selling such Mortgaged Rig less the reasonable fees, taxes and expenses paid by such Person that are directly related to such sale and (b) with respect to any Collateral Disposition involving a Total Loss of a Mortgaged Rig, the proceeds of any insurance proceeds, condemnation award or other compensation paid or payable to the Borrower, any Guarantor or the Collateral Agent in respect of such Total Loss less the reasonable fees, taxes and expenses paid to collect such proceeds.

                  "Collateral Maintenance Ratio" means, as at any date of determination, the ratio of (a) the Collateral Market Value (as adjusted pursuant to Section 2.04 for purposes of calculating this ratio) as of such date to (b) the Total Commitment as of such date.

                  "Collateral Market Value" has the meaning specified in Section 2.04.

                  "Commitment" means as to any Bank, the amount set forth on the signature page of such Bank hereto under the caption "Commitment" or as set forth in the most recent Assignment and Acceptance executed by such Bank, as such amount may be reduced or adjusted pursuant to this Agreement.

                  "Commitment Percentage" means, as to any Bank, a percentage determined pursuant to the following formula: (C / T) x 100 = CP; where C is such Bank's Commitment (without giving effect to any termination of the Commitments pursuant to Section 2.06(d) or Section 7.01), T is the Total Commitment (without giving effect to any termination of the Commitments pursuant to Section 2.06(d) or Section 7.01) and CP is such percentage.

                  "Communications" has the meaning specified in Section 9.03.

                  "Consolidated Current Assets" means the current assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less any such current assets held by an Unrestricted Subsidiary as of the date of determination.

                  "Consolidated Current Liabilities" means the current liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less any such current liabilities of an Unrestricted Subsidiary that are not Guaranteed by the Borrower or any Restricted Subsidiary as of the date of determination.

                  "Consolidated Indebtedness" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (including any Credit Outstanding) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP, less all such Indebtedness which constitutes Non-Recourse Indebtedness of an Unrestricted Subsidiary and plus an amount equal to the lesser of (a) the amount of Consolidated Net Worth that is attributable to Unrestricted Subsidiaries and (b) an amount equal to all Indebtedness which constitutes NonRecourse Indebtedness of an Unrestricted Subsidiary.

                  "Consolidated Net Worth" means, at any time, the net worth or total shareholders equity of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

                  "Conversion Date" means, when used with respect to the Conversion of any group of Loans, the date such Loans are to be Converted into Loans of another Type pursuant to Section 2.02 or otherwise in accordance with
Article II.

                  "Conversion Notice" has the meaning specified in Section 2.02(c).

                  "Convert," "Conversion" and "Converted" each refers to a conversion of Loans of one Type into Loans of another Type pursuant to Section 2.02(c) or otherwise in accordance with Article II.

                  "Credit Outstanding" means, at any time, without duplication, the sum of (a) the aggregate unpaid principal amount of the Loans and (b) the Outstanding Letters of Credit.

                  "Default" means an Event of Default or an event or condition which with the giving of notice or the lapse of time or both could, unless cured or waived, become an Event of Default.

                  "Default Rate" has the meaning specified in Section 2.08.

                  "Derivatives" means, with respect to any Person, foreign exchange transactions and commodity, currency and interest rate swaps, floors, caps, collars, forward sales, options, other similar transactions and combinations of the foregoing.

                  "Dollars" and "$" each means lawful money of the United
States.

                  "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule 1 hereto, or such other office of such Bank as such Bank may from time to time specify in writing to the Borrower and the Administrative Agent.

                  "EBITDA" means for any twelve-month period, (a) the sum of the following: (i) the Net Income for such period, (ii) the amount of amortization or write-off of deferred financing costs which were deducted from gross income in determining such Net Income for such period, (iii) the amount of depreciation and amortization expense which was deducted from gross income in determining such Net Income for such period, (iv) the amount of Interest Expense which was deducted in the calculation of such Net Income for such period, (v) the amount of income taxes deducted in the calculation of such Net Income for such period and (vi) the amount of losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses which were deducted in the calculation of such Net Income for such period, less (b) (1) any interest income included in the calculation of Net Income for such period and (2) the amount of gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains which were added in the calculation of such Net Income for such period, all as determined on a consolidated basis in accordance with GAAP.

                  "Effective Date" means the date on which the conditions to effectiveness set forth in Article III to this Agreement are first satisfied.

                  "Eligible Assignee" means (a) any Bank or any Affiliate of any Bank; (b) a commercial bank organized under the laws of the United States, or any state thereof, having deposits rated in either of the two highest generic letter rating categories (without regard to subcategories) from either S&P or Moody's; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any other Person which is an "accredited investor" (as defined in Regulation D of the Securities Act of 1933) that extends credit or buys loans as one of its businesses, including insurance companies mutual funds and lease financing companies; and (f) any other financial institution approved by the Borrower and the Administrative Agent.

                  "Environmental Laws" means federal, state or local laws of any country, rules or regulations, and any judicial, arbitral or administrative interpretations thereof, including, without limitation, any judicial, arbitral or administrative order, judgment, permit, approval, decision or determination pertaining to health, safety or the environment in effect at the time in question, including, without limitation, the Oil Pollution Act 1990, as amended ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resource Conservation and Recovery Act ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, comparable state and local laws, and other environmental conservation and protection laws. The terms "hazardous substance," "release" and "threatened release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal"

(or "disposed") shall have the meanings specified in RCRA and the term "oil" shall have the meaning specified in OPA; provided, that (a) in the event either CERCLA, RCRA or OPA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement, and (b) to the extent the laws of the state or states in which any Property of the Borrower or its Subsidiaries is located establish a meaning for "hazardous substance," "release," "threatened release," "solid waste," "disposal" or "oil" which is broader than that specified in CERCLA, RCRA or OPA, such broader meaning shall apply.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

                  "ERISA Affiliate" means any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Borrower, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Borrower, (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Borrower, any corporation described in clause (a) above or any partnership or trade or business described in clause
(b) above or (d) other Person required to be aggregated with the Borrower or an ERISA Affiliate thereof, as defined above, pursuant to Section 414(o) of the Internal Revenue Code.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Event" has the meaning specified in Section
2.14(a).

                  "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule 1 hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Bank as such Bank may from time to time specify in writing to the Borrower and the Administrative Agent.

                  "Eurodollar Rate" means, with respect to each Interest Period for each Eurodollar Rate Loan, the quotient of (a) (i) the composite offered rate for London interbank deposits (rounded upward to the nearest 1/16 of 1%) for US dollar deposits for a period equivalent to the Interest Period to be applicable to such Eurodollar Rate Loan, determined as of 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, that is displayed on Telerate page 3750 (British Bankers' Association Interest Settlement Rates) or such other page as may replace such page 3750 on such system; or (ii) if the rate in clause (i) is not so displayed on such date, the arithmetic average (rounded upward to the nearest 1/16 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by the Administrative Agent for US dollar deposits of an amount in same day funds comparable to the outstanding principal amount of the Eurodollar Rate Loan of the Administrative Agent for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Rate Loan, determined as of 10:00 a.m. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor category of liabilities under Regulation D).

                  "Eurodollar Rate Borrowing" means a Borrowing consisting of Eurodollar Rate Loans.

                  "Eurodollar Rate Loan" means a Loan that the Borrower has designated, or is deemed to have designated, as such in accordance with Article II.

                  "Events of Default" has the meaning specified in Section 7.01.

                  "Excepted Liens" has the meaning specified in Section 6.02.

                  "Execution Date" means the date upon which this Agreement shall have been executed by the Borrower and the Bank Group.

                  "Facing Fees" has the meaning specified in Section
2.11(b)(ii).

                  "Fair Market Value" means, with respect to any Mortgaged Rig, the price that an informed and willing purchaser would pay for such Mortgaged Rig in an arm's length transaction to an informed and willing owner under no compulsion to sell.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fleet Mortgages" means (a) the Amended and Restated First Preferred Fleet Mortgages and Amended and Restated First Naval Mortgages of even date herewith executed by the Guarantors in favor of the Collateral Agent for the benefit of the Bank Group covering the rigs described on Exhibit 1.01 and
(b) any other First Preferred Fleet Mortgage (or other ship mortgage, fleet mortgage, naval mortgage or other agreement, document or instrument evidencing a grant of liens in a rig or vessel) executed after the date of this Agreement by the Borrower or any of its Subsidiaries which pledges a rig or vessel owned by the Borrower or any of its Subsidiaries to the Collateral Agent for the benefit of the Bank Group as collateral for the Obligations owing to the Bank Group, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "GAAP" means generally accepted accounting principals in the United States of America as in effect on the date of this Agreement, it being understood and agreed that determinations in accordance with GAAP are subject to
Section 1.02.

                  "Governmental Authority" means, with respect to any Person, any nation or government, any federal, state, province, city, town, municipality, county, local or other political subdivision thereof or thereto and any court, tribunal, department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether foreign or domestic that has jurisdiction over such Person or its Property.

                  "Guaranties" means, as to any Person, all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or, in effect, guaranteeing any Indebtedness, dividend or other obligation, of any other Person (the "primary obligor') in any manner, whether directly or indirectly, including all obligations incurred through an agreement, contingent or otherwise, by such
Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation or (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation,
(c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

                  "Guarantors" means (a) as of the date of this Agreement, Marine 300 Series, Management Co. and International, Inc., and (b) after the date of this Agreement, the entities described in clause (a) of this definition together with any other Subsidiary hereafter executing and delivering a Guaranty Agreement pursuant to Section 5.11, but excluding any such Person that is subsequently released from its obligations under any such Guaranty Agreement in accordance with the terms of Section 9.01.

                  "Guaranty Agreements" means each Amended and Restated Guaranty Agreement of even date herewith or issued pursuant to Section 5.11 executed by the Guarantors in favor of the Bank Group, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Highest Lawful Rate" means, as to any Bank, at the particular time in question, the maximum nonusurious rate of interest which, under applicable law, such Bank is then permitted to charge the Borrower on the Loans or the other obligations of the Borrower hereunder, and as to any other Person, at the particular time in question, the maximum nonusurious rate of interest which, under applicable law, such Person is then permitted to charge with respect to the obligation in question. If the maximum rate of interest which, under applicable law, the Banks are permitted to charge the Borrower on the Loans or the other obligations of the Borrower hereunder shall change after the Execution Date, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, as of the effective time of such change without notice to the Borrower or any other Person.

                  "Indebtedness" of any Person means without duplication: (a) any obligation of such Person for borrowed money, including: (i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by any asset of such Person, (b) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (c) any obligation of such Person for the deferred purchase price of any property or services, except accounts payable arising in the ordinary course of such Person's business that have been outstanding less than ninety (90) days since the date of the related invoice or longer if such payables are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves in accordance with GAAP, (d) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases, (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money), (f) liabilities in respect of Derivatives, (g) Guaranties by such Person to the extent required pursuant to the definition thereof, and (h) any Indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person.

                  "Initial Rig Appraisal Report" has the meaning specified in
Section 3.01(g).

                  "Interest Expense" means, for any period, the aggregate of all interest expense deducted in the calculation of the Net Income for such period excluding amortization of deferred financing costs.

                  "Interest Period" means, for each Eurodollar Rate Loan comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Loan or the date of the Conversion of such Eurodollar Rate Loan, as applicable, and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3, or 6 months (or any longer period requested by the Borrower and agreed to by the Banks); provided, that:

                  (a) the Borrower may not select any Interest Period for a Loan that ends after the Maturity Date;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                  (d) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

                  (e) no Interest Period may be elected at any time when a Default or Event of Default is then in existence if the Administrative Agent or the Majority Banks have determined that such an election at such time would be disadvantageous to the Banks.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time (or any successor statute), and the regulations promulgated thereunder.

                  "International, Inc." means Marine Drilling International, Inc., a Delaware corporation and Wholly Owned Subsidiary of Management Co.

                  "Issuing Bank" has the meaning specified in the introduction to this Agreement.

                  "L/C Fees" has the meaning specified in Section 2.11(b)(i).

                  "Letter of Credit" has the meaning specified in Section 2.01(a)(ii).

                  "Letter of Credit Limit" means, as of the date of determination, the amount equal to the lesser of (a) the Total Commitment less the principal amount of all Loans outstanding as of such date and (b) $20,000,000.

                  "Letter of Credit Request" has the meaning specified in
Section 2.03(a).

                  "Leverage Ratio" means at any date of determination, the ratio of Consolidated Indebtedness on such date to Total Capitalization on such date.

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any Property of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "Loans" has the meaning specified in Section 2.01(a)(i). Each Loan shall be either a Base Rate Loan or a Eurodollar Rate Loan (each of which shall be a "Type" of Loan).

                  "Loan Documents" means this Agreement, the Notes, the Letters of Credit, the Security Documents, the Guaranty Agreements and all other agreements, instruments and documents, including, without limitation, security agreements, notes, warrants, guaranties, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, collateral assignments, letter agreements, contracts, notices, leases, amendments, financing statements, Letter of Credit applications and reimbursement agreements, and all other writings heretofore, now, or hereafter executed by or on behalf of the Borrower or any of its Subsidiaries, any of their respective Affiliates or any other Person in connection with or relating to this Agreement, together with all agreements, instruments and documents referred to therein or contemplated thereby.

                  "Majority Banks" means at any time Banks holding at least fifty one percent (51%) of the then aggregate unpaid principal amount of the Loans or, if no Loans are outstanding, Banks having Commitment Percentages in the aggregate equal to at least fifty one percent (51%).

                  "Management Co." means Marine Drilling Management Company, a Delaware corporation and Wholly Owned Subsidiary of the Borrower.

                  "Margin Ratio" means, as of any date, the ratio of Consolidated Indebtedness as of such date to EBITDA as of the twelve month period ending on or prior to such date. The Margin Ratio set forth in the most recent Margin Ratio Certificate delivered to the Administrative Agent shall, for purposes of determining the Applicable Margin, be in effect from the date such Margin Ratio Certificate is delivered until the date preceding the delivery of the next such Margin Ratio Certificate, with the following exceptions: (a) if the Administrative Agent in good faith determines that the calculations of the Margin Ratio reflected in any Margin Ratio Certificate are not accurate, the Administrative Agent may correct any error and calculate the appropriate Margin Ratio (and promptly give the Borrower notice thereof), (b) if the Borrower fails to deliver any Margin Ratio Certificate when due, the Margin Ratio shall be deemed to be greater than 2.5 to 1.0 until such Margin Ratio Certificate is delivered, and (c) for the period commencing on the Execution Date and ending on the date the next Margin Ratio Certificate is due, the Margin Ratio shall be deemed to be less than or equal to 1.0 to 1.0. Any change in the Applicable Margin as a result of a change in the

Margin Ratio shall be effective as provided in this definition and such change shall apply, as of such effective date, to all Loans then outstanding and to all Loans made after the effective date of such change (until the effective date of the next such change).

                  "Margin Ratio Certificate" has the meaning specified in
Section 5.01(c).

                  "Marine Norway" means Marine Drilling Companies (Norway) ASA, a Norwegian corporation.

                  "Marine 300 Series" means Marine 300 Series, Inc., a Delaware corporation and Wholly Owned Subsidiary of the Borrower.

                  "Market Value" means, as of any date of determination, the fair market value (or to the extent such fair market value is expressed as a range, the midpoint of such fair market value range) of each Mortgaged Rig or other offshore drilling rig or vessel set forth in the most recent Rig Appraisal Report covering such Mortgaged Rig or other offshore drilling rig or vessel delivered to the Banks.

                  "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Borrower and its Subsidiaries taken as a whole.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Borrower or any of its Subsidiaries, or (b) the ability of the Borrower or any of its Subsidiaries to perform their obligations under this Agreement and the other Loan Documents, or (c) the validity or enforceability of this Agreement or the other Loan Documents.

                  "Maturity Date" means August 12, 2003 or such earlier date on which the Commitments are terminated pursuant to Section 2.06 or Section 7.01.

                  "Mortgaged Rigs" means the offshore drilling rigs described in
Exhibit 1.01 which remain subject to a Lien under any Fleet Mortgage, together with any other offshore drilling rig that hereafter becomes a "Mortgaged Rig" pursuant to, or in connection with, this Agreement.

                  "Multiemployer Plan" means any employee benefit plan that is a "multiemployer plan," as such term is defined in section 4001(a)(3) of ERISA.

                  "Net Income" means, for any period, the consolidated net earnings of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP, less any portion of such net earnings attributable to an Unrestricted Subsidiary.

                  "Non-Recourse Indebtedness" means Indebtedness of any Unrestricted Subsidiary owing to any Person (other than the Borrower or any of its Subsidiaries) in respect of which (a) the recourse of the holder of such Indebtedness, whether direct or indirect and whether contingent or otherwise, is effectively limited to Property of such Unrestricted Subsidiary and is not otherwise Guaranteed by the Borrower or any Restricted Subsidiary, and (b) the holder of such Indebtedness shall have agreed in writing that (i) neither the Borrower nor any Restricted Subsidiary, nor any of their respective Properties shall be liable for the payment or performance of the obligations of such Unrestricted Subsidiary in respect of such Indebtedness and (ii) that such holder shall not seek payment of such Indebtedness from the Borrower, any Restricted Subsidiary or any of their respective Properties.

                  "Note" means a promissory note of the Borrower payable to the order of a Bank, in substantially the form of Exhibit 2.05 hereto, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from the Loans made by such Bank, together with all modifications, extensions, renewals and rearrangements thereof from time to time in effect.

                  "Obligations" means all obligations, Indebtedness and liabilities of the Borrower or any of its Subsidiaries to any member of the Bank Group, now existing or hereafter arising under or in connection with any Loan Document, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including the obligations, Indebtedness and liabilities of the Borrower under the Notes or otherwise pursuant to the terms of the other Loan Documents, and all interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against the Borrower or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all reasonable attorneys' fees and other reasonable and customary expenses incurred in the collection or enforcement thereof.

                  "Other Activities" has the meaning specified in Section 8.03.

                  "Other Benefit Plan" means any employee benefit plan, within the meaning of Section 3(3) of ERISA, employment or other compensation plan, program or contract, including, without limitation, a "cafeteria plan" under
Section 125 of the Internal Revenue Code, under any of which the Borrower or any Subsidiary of the Borrower has any liability or obligation, but excluding any Pension Plan or Multiemployer Plan.

                  "Other Financings" has the meaning specified in Section 8.03.

                  "Other Taxes" has the meaning specified in Section 2.12(b).

                  "Outstanding Letters of Credit" means, at any time without duplication, the sum of (i) the aggregate undrawn face amount of the Letters of Credit then outstanding and (ii) the aggregate amount of unpaid reimbursement obligations in respect of Letters of Credit issued hereunder.

                  "Payment Date" means the last day of any calendar quarter, commencing September 30, 1998.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code, and in respect of which the Borrower, or any ERISA Affiliate or Subsidiary is an "employer" as defined in
Section 3(5) of ERISA or has any liability or obligations.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or Governmental Authority.

                  "Pledge Agreement" means the Amended and Restated Pledge Agreement of even date herewith executed by the Borrower in favor of the Collateral Agent for the benefit of the Bank Group, pledging all of the capital stock of the Guarantors, as same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Post Closing Security Documents" has the meaning specified in
Section 2.06(b).

                  "Preferred Stock" means, as to any Person, any capital stock of such Person having a preference in liquidation over any other capital stock of such person, and in any event including instruments commonly referred to or considered to be "preferred stock." The amount of any Preferred Stock shall be the maximum consideration required to be paid upon the purchase, retirement, redemption, exchange, or conversion thereto (such consideration, if other than cash, to be valued at the fair market value thereof), provided that in computing such consideration there shall be excluded any consideration payable solely in common stock of the Borrower.

                  "Prime Rate" means, the rate per annum which ABN announces from time to time as its "prime lending rate," the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. ABN may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "Process Agent" has the meaning specified in Section 9.12(a).

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Register" has the meaning specified in Section 9.02(c).

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as the same is from time to time in effect, and all official rulings and interpretations thereunder of thereof.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Reimbursement Amount" has the meaning specified in Section 2.03(c).

                  "Reimbursement Date" has the meaning specified in Section 2.03(c).

                  "Reimbursement Notice" has the meaning specified in Section 2.03(c).

                  "Reportable Event" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder.

                  "Requirements of Environmental Laws" means the requirements of any applicable Environmental Law relating to or affecting the Borrower or any of its Subsidiaries or the condition or operation of such Person's business or its Properties.

                  "Requirements of Law" means, as to any Person, any applicable federal, state or local law, rule or regulation, permit or other binding determination of any Governmental Authority, whether foreign or domestic having jurisdiction over such Person or its Properties.

                  "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer of such Person, or any employee of such Person designated in writing as a Responsible Officer by the Chief Executive Officer of such Person.

                  "Restricted Disbursement" means, as to any Person, any: (a) loan or advance to or investment in any other Person, or any commitment to make such a loan, advance or investment in any other Person; (b) acquisition by such Person of or investments by such Person in the debt of or equity of, and any capital contribution (including capital contributions by transfer of assets or services) by such Person to, another Person; (c) purchase, redemption or exchange of any shares of any class of capital stock of such Person or any options, rights or warrants to purchase any such stock or setting aside funds for any such purpose; (d) declaration or payment of any dividends on shares of any class of capital stock of such Person (other than dividends payable in capital stock, or rights to acquire capital stock, of such Person); (e) distribution to a sinking fund or other payment or distribution made to or for the benefit of any holders of the capital stock of such Person with respect to such capital stock (other than distributions payable in capital stock, or rights to acquire capital stock, of such Person) or setting aside funds for any such purpose; and (f) payment, purchase or redemption by such Person of Indebtedness owing by such Person to any of its Affiliates.

                  "Restricted Subsidiary" means each of (a) the Guarantors, (b) any Subsidiary of the Borrower that owns, either directly or indirectly through one or more other Subsidiaries of the Borrower, any of the capital stock or other equity interest of any Guarantor and (c) any other Subsidiary of the Borrower that has not been designated in writing by the Borrower as an Unrestricted Subsidiary.

                  "Rig Appraisal Report"has the meaning specified in Section 5.10(a); provided that prior to delivery of the first Rig Appraisal Report required by Section 5.10, Rig Appraisal Report shall mean the Initial Rig Appraisal Report.

                  "SEC" means the Securities and Exchange Commission and any successor agency.

                  "Security Agreements" means each Amended and Restated Security Agreement of even date herewith executed by the Guarantors in favor of the Collateral Agent for the benefit of the Bank Group or executed and delivered pursuant to, or in connection with, this Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Security Documents" shall mean the Ship Mortgages, the Security Agreements , the Assignments of Earnings, the Collateral Assignments of Insurance, the Pledge Agreement, the Assignment of Notes and Liens, and, when executed and delivered, as each may be amended from time to time, and any other security agreement or pledge agreement, assignment, mortgage, ship mortgage or any other agreement, in form and substance satisfactory to the Administrative Agent and the Majority Banks, executed and delivered by the Borrower, any of its Subsidiaries or any other Person in connection with or pursuant to this Agreement for the purpose of creating a Lien on any of its property or assets, as it may be modified or amended from time to time.

                  "Ship Mortgages" means the Fleet Mortgages and any other mortgage executed and delivered pursuant to, or in connection with, this Agreement.

                  "Subsidiary" means, as to any Person, any other Person in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such other Person, and any partnership or joint venture if either (a) more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or (b) such Person or one or more of its Subsidiaries is a general partner in such partnership or joint venture. Unless otherwise indicated (or the context requires otherwise) references to a Subsidiary shall be to a Subsidiary of the Borrower.

                  "Syndication Agent" has the meaning specified in the introduction of this Agreement.

                  "Taxes" has the meaning specified in Section 2.12(a).

                  "Total Capitalization" shall mean, at any time, the sum of Consolidated Indebtedness at such time and Consolidated Net Worth at such time.

                  "Total Commitment" means, as of any date, an amount equal to the sum of the Banks' Commitments, as of such date.

                  "Total Loss" shall mean any "Total Loss" as defined in any Ship Mortgage.

                  "Type" has the meaning set forth in the definition of Loan.

                  "Unrestricted Subsidiaries" means each Subsidiary of the Borrower (other than the Guarantors and any Subsidiary of the Borrower that owns, either directly or indirectly through one or more other Subsidiaries of the Borrower, any of the capital stock or other equity interest of any Guarantor) designated in writing by the Borrower to the Administrative Agent as an Unrestricted Subsidiary.

                  "Wholly Owned Subsidiary" means any Subsidiary of the Borrower of which all (other than director's qualifying shares) the outstanding voting securities normally entitled to vote in the election of directors are owned, directly or indirectly, by the Borrower.

                  Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed, and all financial calculations shall be made, in accordance with GAAP consistent with those applied in the preparation of the consolidated financial statements referred to in Section 4.06.

                  Section 1.03 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                  Section 1.04 References, Etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Sections, Annexes, Exhibits and Schedules shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement and the Annexes, Exhibits and Schedules attached hereto and made a part hereof. In this Agreement, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

                                   ARTICLE II
                         COMMITMENTS AND TERMS OF CREDIT

                  Section 2.01 Commitments. (a) (i) Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make one or more loans (the "Loans") to the Borrower from time to time on any Business Day during the period from the Effective Date up to, but excluding, the Maturity Date in an aggregate amount outstanding for such Bank not to exceed at any time an amount equal to such Bank's Commitment minus such Bank's Commitment Percentage of the aggregate amount of all Outstanding Letters of Credit. Each Loan shall be made as either a Base Rate Loan or a Eurodollar Rate Loan and as part of a single Borrowing made on the same day by the Banks ratably according to their respective Commitment Percentages. Each Base Rate Borrowing shall be in an aggregate amount not less than $2,000,000, or, if less, the entire unfunded portion of the Total Commitment. Each Eurodollar Rate Borrowing shall be in an aggregate amount not less than $2,000,000 or an integral multiple of $1,000,000 in excess thereof. Within the limits set forth above and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay pursuant to
Section 2.07 or prepay pursuant to Section 2.09 and reborrow under this Section 2.01(a).

                  (ii) The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue standby or commercial letters of credit for the account of the Borrower, and for the benefit of any obligee of payment obligations of the Borrower or any of its Subsidiaries, (the "Letters of Credit") from time to time on any Business Day during the period from the Effective Date up to, but excluding, the Maturity Date in an aggregate amount for all Outstanding Letters of Credit not exceeding at any time the Letter of Credit Limit. Each Letter of Credit shall be denominated in Dollars, shall expire no later than the date set forth in Section 2.03(a), and shall be in such form as approved from time to time by the Issuing Bank and the Borrower. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to purchase participations in the Letters of Credit issued by the Issuing Bank pursuant to this Agreement in an amount equal to such Bank's Commitment Percentage of the face amount of such Letter of Credit. Upon the issuance of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation, to the extent of such Bank's Commitment Percentage, in such Letter of Credit, the obligations of the Issuing Bank thereunder and in the reimbursement obligations of the Borrower due in respect of drawings made under such Letter of Credit. The Banks will execute any other documents the Issuing Bank may reasonably request to evidence the purchase of such participation. On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit and ending on the date when such Letter of Credit shall have expired or been terminated, and, irrespective of whether such Letter of Credit has expired or terminated if such Letter of Credit has been drawn upon and the amount so drawn has not been reimbursed to the Issuing Bank, the Commitment of each Bank shall be deemed to be utilized for all purposes hereof in an amount equal to such Bank's Commitment Percentage of the Outstanding Letters of Credit.

                  (iii) Notwithstanding any other term or provision hereof (A) no Loan shall be made and no Letter of Credit shall be issued if (1) the Collateral Maintenance Ratio is less than 2 to 1, or (2) after giving effect thereto the aggregate amount of Credit Outstanding would exceed the Total Commitment and (B) no Letter of Credit shall be issued if (1) the initial stated amount thereof would be less than $100,000 or
         (2) after giving effect thereto the aggregate amount of Outstanding Letters of Credit would exceed the Letter of Credit Limit.

                  (b) Loans of more than one Type may be outstanding at the same time, but the Borrower shall not be entitled to request any Borrowing or to Convert Loans comprising any Borrowing into Loans of another Type, if after giving effect to such Borrowing or Conversion, as the case may be, any Bank would have outstanding at any one time more than six (6) different Types of Loans. Loans having different Interest Periods, regardless of whether they commence on the same date or have the same type of interest rate, shall be considered different Types of Loans; provided, however, that all Base Rate Loans are the same type of Loan so long as they remain Base Rate Loans.

                  Section 2.02 Borrowing Procedures; Conversions. (a) Each Borrowing shall be made upon the written, telecopied or facsimile transmitted request of the Borrower, given to the Administrative Agent not later than 11:00 a.m. (New York time) on (i) the third Business Day prior to the proposed Borrowing Date in the case of a Eurodollar Rate Borrowing, or (ii) the Business Day immediately preceding the proposed Borrowing Date in the case of a Base Rate Borrowing, and the Administrative Agent shall give each other member of the Bank Group prompt notice of such request by telecopier, telex or cable. Each request for a Borrowing (a "Borrowing Request") made by the Borrower shall be in substantially the form of Exhibit 2.02(a), specifying therein (A) the Borrowing Date for such Borrowing, (B) the Type of Loans comprising such Borrowing, (C) the aggregate amount of such Borrowing and (D) in the case of a Eurodollar Rate Borrowing, the Interest Period for the Loans comprising such Borrowing. Each Bank shall, before 12:00 Noon (New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.03, in same day funds, such Bank's Commitment Percentage of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address. Each Borrowing Request shall be irrevocable and binding on the Borrower.

                  (b) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's Commitment Percentage of such Borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made its Commitment Percentage of such Borrowing available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement, and Borrower shall be relieved of Borrower's obligation to repay such amount under this Section 2.02(b). The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such Borrowing or any subsequent Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

                  (c) The Borrower may, subject to the terms of this Agreement, on any Business Day, upon written, telecopied or facsimile transmitted notice to the Administrative Agent, given not later than 11:00 a.m. (New York time) on (i) the third Business Day prior to the proposed Conversion Date in the case of a Conversion of Base Rate Loans into Eurodollar Rate Loans, (ii) the Business Day immediately preceding the proposed Conversion Date in the case of a Conversion of Eurodollar Rate Loans into Base Rate Loans, or (iii) the third Business Day prior to the proposed continuation date in the case of a continuation of Eurodollar Rate Loans, Convert Loans into Borrowings comprised of Loans of another Type or continue Eurodollar Rate Loans for an additional Interest Period, and the Administrative Agent shall promptly transmit the contents of such notice to each other member of the Bank Group by telecopier, telex or cable. Notwithstanding any other term or provision hereof, after giving effect to any such Conversion, the size of all Borrowings outstanding hereunder, and the number of different Types of Loans outstanding hereunder, shall conform to the requirements of Section 2.01. In the event of any Conversion of Eurodollar Rate Loans on any day other than the last day of the Interest Period applicable thereto, the Borrower shall be obligated to reimburse the Banks in respect thereof pursuant to Section 2.13. Each notice of a Conversion (a "Conversion Notice") given by the Borrower shall be in substantially the form of Exhibit 2.02(c) hereto, specifying therein (A) the Conversion Date for such Conversion,
(B) the Loans to be Converted, (C) the Type of Loans to which such Loans are to be Converted and (D) in the case of a Conversion into Eurodollar Rate Loans, the Interest Period for such Converted Loans. If the Borrower shall fail to give a timely Conversion Notice conforming to the requirements of this Agreement with respect to any Eurodollar Rate Loans prior to the expiration of the Interest Period applicable thereto, such Eurodollar Rate Loans shall, automatically on the last day of such Interest Period, be Converted into Base Rate Loans.

                  Section 2.03 Issuing and Reimbursing the Letters of Credit.
(a) Each Letter of Credit shall, subject to the terms of this Agreement, be issued upon the written or facsimile transmitted request (an original of which shall be immediately forwarded by overnight courier to the Issuing Bank) of the Borrower given to the Issuing Bank and the Administrative Agent not later than 11:00 a.m. (New York time) on the third Business Day prior to the proposed date of issuance of such

Letter of Credit. Each such request for a Letter of Credit (a "Letter of Credit Request") made by the Borrower shall be in substantially the form of Exhibit
2.03 hereto and shall specify the Business Day on which such Letter of Credit is to be issued, the beneficiary of such Letter of Credit, the amount of such Letter of Credit and the draw conditions applicable thereto, and shall provide for an expiry date which is not later than the earlier of (i) one year from the issuance date or (ii) the Maturity Date. Such request shall also include any documents that the Issuing Bank has specified in writing to the Borrower that it customarily requires in connection therewith to the extent such documents are applicable. The Administrative Agent shall promptly notify each Bank of each Letter of Credit Request. If requested in writing by the Borrower no later than 11:00 a.m. (New York time) on the third Business Day prior to the expiry date of any Letter of Credit (and otherwise in the same manner as for the issuance of a Letter of Credit), the expiry date of such Letter of Credit may be extended for an additional period of up to one year so long as such Letter of Credit could otherwise be issued pursuant to Sections 2.01(a)(ii) and (iii) and Section 3.02 at such time.

                  (b) Upon satisfaction of the applicable terms and conditions set forth in Article III, the Issuing Bank shall issue such Letter of Credit to the specified beneficiary not later than the close of business (New York time) on the date so specified. The Issuing Bank shall, upon the written request of any Bank Group member, provide such member of the Bank Group with a copy of each Letter of Credit so issued, but any failure of the Issuing Bank to provide such Persons with a copy of such Letter of Credit shall not in any way affect the Borrower's obligation to reimburse the Issuing Bank for any amount paid by the Issuing Bank under any Letter of Credit or the Banks' obligation to reimburse the Issuing Bank for such amount, to the extent provided herein, in the event the Borrower fails to do so. Each such Letter of Credit shall (i) provide for the payment of drafts or other forms of payment to be presented for honor thereunder by the beneficiary in accordance with the terms thereof, at sight when accompanied by the documents described therein; (ii) be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, (or any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank) (the "UCP"); and (iii) as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the governing law specified in this Agreement.

                  (c) Upon presentment to the Issuing Bank of any draft for honor under any Letter of Credit by the beneficiary thereof and the determination by the Issuing Bank that such draft is in order, the Issuing Bank shall give prompt notice (a "Reimbursement Notice") to the Borrower of (i) the Letter of Credit to which such Reimbursement Notice relates, (ii) the amounts to be paid on account of such draft (the "Reimbursement Amount") and (iii) the date on which such amounts are to be paid (the "Reimbursement Date"), but any failure to so notify the Borrower shall not in any way affect the Borrower's obligations to reimburse the Issuing Bank for any amount paid by the Issuing Bank under any Letter of Credit. In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation relative to the Borrower and the Banks other than the obligations imposed on issuing banks under the UCP and applicable law, including the obligation to determine that any documents required to be delivered under such Letter of Credit have been delivered and they substantially comply on their face with the requirements of such Letter of Credit.

Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to the Borrower or the Banks.

                  (d) Upon receipt of any Reimbursement Notice, the Borrower shall reimburse the Issuing Bank by forthwith paying to the Administrative Agent for the benefit of the Issuing Bank (who shall promptly notify the Issuing Bank of such payment) no later than 10:00 a.m. (New York time) on the Reimbursement Date specified in such Reimbursement Notice an amount equal to the Reimbursement Amount specified in such Reimbursement Notice, and, if the Issuing Bank is not fully reimbursed by the Borrower on such Reimbursement Date, together with interest from such Reimbursement Date until such reimbursement is made by the Borrower at a fluctuating rate per annum equal to the lesser of (i) the Highest Lawful Rate and (ii) the Base Rate in effect during the time such reimbursement obligation remains unpaid from such Reimbursement Date until the third day immediately following the delivery of such Reimbursement Notice by the Issuing Bank to Borrower and thereafter, the Default Rate. To the extent availability may then exist, and upon compliance with the relevant terms and conditions of this Agreement, the Borrower may repay any or all of the obligations described in this paragraph by requesting a Borrowing and applying the proceeds thereof accordingly.

                  (e) If the Borrower shall fail to reimburse the Issuing Bank for any payment by the Issuing Bank under a Letter of Credit by 12:00 noon. (New York time) on the Reimbursement Date specified in the Reimbursement Notice related thereto, the Administrative Agent shall give prompt notice thereof to each other member of the Bank Group. Upon receipt of such notice, each Bank shall, notwithstanding any other provision of this Agreement (including the occurrence and continuance of a Default or an Event of Default), make available to the Administrative Agent for the benefit of the Issuing Bank an amount equal to its Commitment Percentage of the Reimbursement Amount specified in the related Reimbursement Notice no later than the close of business on such Reimbursement Date. If such Reimbursement Amount is not in fact made available to the Administrative Agent by such Bank on such Reimbursement Date, such Bank shall pay to the Administrative Agent for the account of the Issuing Bank, on demand made by the Issuing Bank, in addition to such Reimbursement Amount, interest on such amount for the number of days that elapse from such Reimbursement Date to the date on which the amount equal to such Bank's Commitment Percentage of such Reimbursement Amount becomes immediately available to the Issuing Bank at a rate per annum equal to the average daily Federal Funds Rate for such days. Any amount received by the Administrative Agent or the Issuing Bank from the Borrower in respect of a draft honored under a Letter of Credit after one or more of the Banks have made funds available for the payment of such draft pursuant to this paragraph shall be paid over by the Administrative Agent or the Issuing Bank, as the case may be, to the Banks, pro rata according to the amounts so made available by the Banks, promptly upon receipt by the Administrative Agent or the Issuing Bank of such amount. Nothing in this Agreement shall diminish the Borrower's obligation under this Agreement to provide the funds for the payment of, or on demand to reimburse the Issuing Bank for payment of, any draft presented to, and duly honored by, the Issuing Bank under any Letter of Credit.

                  (f) In order to induce the issuance of Letters of Credit by the Issuing Bank and the purchase of participations therein by the Banks, the Borrower irrevocably agrees (i) that the obligation of the Borrower to reimburse the Issuing Bank for amounts paid by the Issuing Bank under any Letter of Credit, including accrued interest thereon, as set forth herein is absolute and unconditional, (ii) that no member of the Bank Group shall be responsible or liable for, and the Borrower's unconditional obligation to reimburse the Issuing Bank through the Administrative Agent for amounts paid by the Issuing Bank on account of drafts honored under the Letters of Credit shall not be affected by, any circumstance, act or omission whatsoever relating to any Letter of Credit, whether or not known to any member of the Bank Group, unless such circumstance, act or omission results in the wrongful payment of any Letter of Credit and such circumstance, act or omission constitutes the gross negligence or willful misconduct on the part of such member of the Bank Group, (iii) that any action taken or omitted to be taken by any member of the Bank Group under or in connection with any Letter of Credit or any related draft, document or property shall be binding on the Borrower and shall not put any member of the Bank Group under any resulting liability to the Borrower, unless such action or omission results in the wrongful payment of any Letter of Credit and such action or omission constitutes the gross negligence or willful misconduct on the part of such member of the Bank Group and (iv) to indemnify, defend and hold each member of the Bank Group harmless from and against any and all liabilities, damages, claims or reasonable expenses (including reasonable attorneys' fees and amounts paid in settlement) arising out of or based on any Letter of Credit, except to the extent the same is the result of the wrongful payment of any Letter of Credit and such wrongful payment constitutes gross negligence or willful misconduct on the part of the Person seeking indemnity hereunder, IT BEING THE EXPRESS INTENTION OF THE BORROWER THAT EACH MEMBER OF THE BANK GROUP SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LIABILITIES, CLAIMS, OR REASONABLE EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY NEGLIGENCE (WHETHER SOLE, CONCURRENT, OR CONTRIBUTORY) OF SUCH MEMBER OF THE BANK GROUP. The Borrower hereby waives presentment for payment and notice of dishonor, protest and notice of protest with respect to drafts honored under the Letters of Credit.

                  (g) The provisions of this Agreement and the other Loan Documents concerning collateral, timing of payments, interest rates applicable to any reimbursement obligation relating to any Letter of Credit, any representations, warranties, covenants, events of default, remedies and governing law shall supersede in their entirety the provisions of any Letter of Credit application relating to such matters. In the event any other provision of any Letter of Credit application is inconsistent with, or in conflict of any provision of this Agreement or any Loan Documents, the provisions of this Agreement or the Loan Documents shall govern.

                  Section 2.04 Collateral Market Value. "Collateral Market Value" means, as of any date of determination, the aggregate Market Value of the Mortgaged Rigs; provided, that if the Market Value for any single Mortgaged Rig would otherwise exceed 25% of the Collateral Market Value, the Market Value of such Mortgaged Rig shall, solely for the purpose of calculating the

Collateral Maintenance Ratio, be reduced by an amount necessary to cause the Market Value of such Mortgaged Rig (after giving effect to such reduction) to equal 25% of Collateral Market Value (after giving effect to such reduction). The Collateral Market Value shall initially be calculated as of the Effective Date by reference to the Initial Rig Appraisal Report. Concurrently with delivery of any subsequent Rig Appraisal Report, the Administrative Agent shall calculate the Collateral Market Value as of the date of such report. The recalculated Collateral Market Value shall become effective immediately upon receipt of such subsequent Rig Appraisal Report by the Administrative Agent. In addition, the Collateral Market Value shall be adjusted from time to time to reflect any Casualty Event occurring with respect to any Mortgaged Rig or any Collateral Disposition.

                  Section 2.05 The Notes. The Loans made by each Bank shall be evidenced by a single Note issued to such Bank by the Borrower, (a) dated the date of this Agreement (or such other date as may be specified in Section 9.02),
(b) payable to the order of such Bank in a principal amount equal to such Bank's Commitment as of the date such Note is issued and (c) otherwise duly completed. Each Loan made by a Bank to the Borrower and all payments made on account of the principal amount thereof shall be entered by such Bank in its records or on the schedule (or a continuation thereof) attached to the Note of such Bank, provided, that the failure to make any such notation on the schedule attached to the Note shall have no effect on the Borrower's obligation to repay the amounts owing thereunder.

                  Section 2.06 Reduction of the Commitments. (a) The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent to terminate in whole or reduce ratably in part the unused portion of the Total Commitment; provided, that each partial reduction in the Total Commitment shall be in the aggregate amount of $5,000,000 or an integral multiple of $5,000,000 in excess thereof. Any such reduction or termination by the Borrower shall be irrevocable and permanent.

                  (b) If any Collateral Disposition or any Casualty Event shall occur when no Event of Default shall have occurred and is continuing, then the Commitment of each Bank shall be reduced ratably in proportion to its Commitment Percentage of the Total Commitments by (i) in the case of a Collateral Disposition, an amount equal to the Total Commitment in effect immediately prior to such Collateral Disposition multiplied by the Appraised Value Percentage of the Mortgaged Rig disposed of in such Collateral Disposition and (ii) in the case of a Casualty Event, an amount equal to the Total Commitment in effect immediately prior to the occurrence of such Casualty Event multiplied by the Appraised Value Percentage of the Mortgaged Rig that suffered such Casualty Event; provided, that no such reduction shall occur under this Section 2.06(b) if after giving effect to such Collateral Disposition or Casualty Event but before giving effect to any such reduction of the Total Commitment required by this clause (b), the Collateral Maintenance Ratio is equal to or greater than
3.0 to 1.0. Any such reduction in a Bank's Commitment under this Section 2.06(b) shall be effective (A) in the case of Collateral Dispositions, on the date of the occurrence of such Collateral Disposition (except that, in the case of Collateral Dispositions resulting in a Total Loss, such reduction shall be effective on the 90th day following the occurrence of such Collateral Disposition), and (B) in the case of Casualty Events, on the 90th day following the occurrence of such Casualty Event, and in any event such reduced Commitments shall be reinstated if, on or before the 90th day following such Collateral Disposition or Casualty Event, the Borrower or Guarantor who owned such affected Mortgaged Rig shall have (1) in the case of a Casualty Event, made all repairs to the Mortgaged Rig that suffered the Casualty Event that are necessary to restore such Mortgaged Rig to the use and condition of such Mortgaged Rig prior to such Casualty Event, and in any event to the satisfaction of the Administrative Agent in its sole discretion and (2) in the case of a Collateral Disposition, replaced such disposed Mortgaged Rig with an offshore drilling rig of the same or superior type and class as the disposed Mortgaged Rig or with another offshore drilling rig acceptable to the Administrative Agent and, in either case under this clause (2), with a Market Value equal to or greater than 75% of the Market Value of the disposed Mortgaged Rig and such Person shall have delivered to the Administrative Agent all of the following:

         (i) such Loan Documents as may be reasonably required by the Administrative Agent (collectively, the "Post Closing Security Documents") to grant a duly perfected Lien to the Collateral Agent, for the ratable benefit of the Bank Group as security for the Obligations, covering such additional offshore drilling rig (which shall thereafter constitute a Mortgaged Rig).

         (ii) Evidence that the Liens created by the Post Closing Security Documents have been duly perfected, and constitute valid first priority Liens.

         (iii) A certificate of the secretary or an assistant secretary of each Person executing a Post Closing Security Document certifying, inter alia, (1) true and correct copies of resolutions adopted by the Board of Directors of such Person authorizing the execution, delivery and performance by such Person of the Post Closing Security Documents to which it is or will be a party, approving the forms of the Post Closing Security Documents to which it is or will be a party and authorizing officers of such Person to negotiate, execute and deliver the Post Closing Security Documents to which it is or will be a party and any related documents and (2) the incumbency and specimen signatures of the officers of such Person executing any Post Closing Security Documents to which it is a party.

         (iv) An opinion of counsel for each Person executing a Post Closing Security Document, in form, scope and substance reasonably satisfactory to the Administrative Agent, to the effect that such documents have been duly executed and delivered by a duly authorized officer of such Person, that such documents are the legal, valid and binding obligation of such Person, that the Liens created by such Post Closing Security Documents have been duly perfected in accordance with all Requirements of Law, that the execution, delivery and performance of such Post Closing Security Documents will not violate or cause a default under any agreement to which such Person is a party or by which its Properties are bound or any Requirement of Law and addressing such other matters as the Administrative Agent may reasonably request.

         (v) Evidence of insurance of such additional Mortgaged Rig, naming the Bank Group as additional insured or loss payee, as appropriate.

         (vi) Any supplemental Rig Appraisal Report necessary to establish the Market Value of such additional Mortgaged Rig, together with a calculation of the Collateral Market Value as of the date of such report, certified by a Responsible Officer of the Borrower as conforming to the requirements of this Agreement.

         (vii) Such other documents, certificates and opinions as the Administrative Agent may reasonably request relating to the Post Closing Security Documents.

                  (c) If, during the continuation of an Event of Default, any Collateral Disposition or any Casualty Event shall occur or any Collateral Disposition Proceeds or Casualty Proceeds shall be payable to or received by the Borrower or any of its Subsidiaries, then all Casualty Proceeds received by the Borrower and its Subsidiaries (in the case of a Casualty Event) and all Collateral Disposition Proceeds payable to or received by the Borrower and its Subsidiaries (in the case of a Collateral Disposition) shall on the date of receipt by the Borrower or any such Subsidiary be deposited with the Collateral Agent as security for the Obligations and applied in accordance with Section
7.05. In addition, if the Bank Group shall not have elected to immediately terminate the Total Commitments as permitted by Section 7.01 as a result of the occurrence of such Event of Default, the Commitment of each Bank shall nonetheless be reduced ratably in proportion to its Commitment Percentage of the Total Commitments by (i) in the case of a Collateral Disposition, an amount equal to the Total Commitment in effect immediately prior to such Collateral Disposition multiplied by the Appraised Value Percentage of the Mortgaged Rig disposed of in such Collateral Disposition and (ii) in the case of a Casualty Event, an amount equal to the Total Commitment in effect immediately prior to the occurrence of such Casualty Event multiplied by the Appraised Value Percentage of the Mortgaged Rig that suffered such Casualty Event. Any such reduction in a Bank's Commitment under this Section 2.06(c) shall be effective on the date of the occurrence of the Collateral Disposition or the Casualty Event, and in any event such reduced Commitments shall be reinstated if (A) on or before the 90th day following such Collateral Disposition or Casualty Event the Borrower and its Subsidiaries shall have met the conditions for reinstatement required by clause (b) of this Section 2.06 and (B) such Event of Default shall have been cured within such 90 day period. Notwithstanding the foregoing, the failure of the Bank Group to elect to immediately terminate the Total Commitments (but to instead merely allow for a reduction as required by this clause (c)) shall not preclude the Bank Group from making any such election to terminate the Total Commitments pursuant to Section 7.01 at a later date or from otherwise exercising any other remedies available to the Bank Group after the occurrence of an Event of Default.

                  (d) On the Maturity Date, the Commitment of each Bank shall be automatically reduced to zero.

                  Section 2.07 Mandatory Repayment of Loans. (a) The Borrower shall from time to time repay or provide cover for (as applicable) any Credit Outstanding in such amounts as shall be necessary so that at all times the Credit Outstanding shall not be in excess of the Total Commitment. Any repayment or cover required by this Section 2.07(a) shall be due and payable on the date such repayment or cover obligation accrues pursuant to the preceding sentence, including any date on which the Total Commitment is reduced pursuant to Section 2.06(b) or Section 2.06(c).

                  (b) In the event that the Borrower shall be required pursuant to this Section 2.07 to repay or provide cover for Credit Outstanding, the Borrower shall make such repayment and provide such cover in the following order: (i) first, pay the amount of all unreimbursed drawings under any Letters of Credit, (ii) second, repay the principal of any Base Rate Loans, (iii) third, repay the principal of any Eurodollar Rate Loans and (iv) fourth, provide cover for the undrawn portion of any Letters of Credit. Cover for the undrawn portion of any Letters of Credit shall be effected by paying to the Collateral Agent immediately available funds, to be held by the Collateral Agent in an account under the sole dominion and control of the Collateral Agent, for the benefit of the Bank Group, as security for the Obligations until the occurrence in this
Section 2.07 which necessitated such cover no longer exists. If at such time the Collateral Agent is holding any cover, the Collateral Agent shall, if no other Default or Event of Default shall then exist, remit the amount of such cover in immediately available funds at the direction or instruction of the Borrower. Any funds delivered pursuant to the preceding sentence shall be placed in an interest bearing account selected by the Collateral Agent and so long as no Default has occurred and is continuing, any accrued interest on such funds shall be distributed monthly to the Borrower.

                  (c) All outstanding Loans shall be fully due and payable on the Maturity Date.

                  (d) Each repayment of Loans required by this Section 2.07 shall be accompanied by payment of accrued interest to the date of such payment on the principal amount paid. In the event of any payment or prepayment of a Eurodollar Rate Loan, the Borrower shall be obligated to reimburse the Banks for funding losses, if any, pursuant to Section 2.13.

                  Section 2.08 Interest Accrual, Payments. (a) Accrual and Payment. Subject to the provisions of Section 9.13, the Borrower shall pay interest on the unpaid principal amount of each Loan made by each Bank from the Borrowing Date of such Loan until such principal amount shall be paid in full, on the dates and at the rates per annum specified as follows:

                  (i) Base Rate Loans. If such Loan is a Base Rate Loan, a rate per annum equal at all times to the lesser of (A) the Highest Lawful Rate and (B) the Base Rate in effect from time to time, and unpaid accrued interest on such Loans shall be due and payable on each Payment Date and on the date such Base Rate Loan shall be paid in full or Converted.

                  (ii) Eurodollar Rate Loans. If such Loan is a Eurodollar Rate Loan, a rate per annum equal at all times during the Interest Period for such Loan to the lesser of (A) the Highest Lawful Rate and (B) the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect as of the first day of such Interest Period for Eurodollar Rate Loans, and unpaid accrued interest on such Loans shall be due and payable the last day of such Interest Period and, in the case of an Interest Period longer than three months, on the date occurring every three months after the first day of such Interest Period, and on the date such Eurodollar Rate Loan shall be paid in full or Converted.

Any amount of principal or, to the extent permitted by applicable law, interest which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, at a rate per annum equal at all times to the lesser of (A) the Highest Lawful Rate and (B) the Base Rate in effect from time to time during the applicable period plus two percent (2%) (such sum being the "Default Rate"), payable on demand.

                  (b) Determination of Interest Rates. (i) The Administrative Agent shall give prompt notice to the Borrower and each other member of the Bank Group of the applicable interest rate determined by the Administrative Agent hereunder for each Borrowing. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (ii) If the Majority Banks shall, at least one Business Day before the date of any requested Eurodollar Rate Borrowing, notify the Administrative Agent that the Eurodollar Rate applicable to such Borrowing will not adequately reflect the cost to such Banks of making, funding or maintaining their respective Eurodollar Rate Loans for such Borrowing, the right of the Borrower to select Eurodollar Rate Loans for such Borrowing or any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and each other member of the Bank Group that the circumstances causing such suspension no longer exist, and each Loan comprising such Borrowing shall be made as, or Converted into, as applicable, a Base Rate Loan.

                  (c) Applicable Margin. As used in this Agreement and the other Loan Documents, "Applicable Margin" means, as to Eurodollar Rate Loans consisting of a single Borrowing, a rate per annum determined as follows:

                  (i) if the Margin Ratio as of the date of determination is less than 1.0 to 1.0, then such rate per annum shall be .75%;

                  (ii) if the Margin Ratio as of the date of determination is equal to or greater than 1.0 to 1.0 but less than 1.5 to 1.0, then such rate per annum shall be .875%;

                  (iii) if the Margin Ratio as of the date of determination is equal to or greater than 1.5 to 1.0 but less than 2.0 to 1.0, then such rate per annum shall be 1.00%;

                  (iv) if the Margin Ratio as of the date of determination is equal to or greater than 2.0 to 1.0 but less than 2.5 to 1.0, then such rate per annum shall be 1.125%; and

                  (v) if the Margin Ratio as of the date of determination is equal to or greater than 2.5 to 1.0, then such rate per annum shall be 1.25%.

                  Section 2.09 Optional Prepayments. (a) The Borrower may, from time to time on any Business Day, upon notice to the Administrative Agent stating the proposed date and aggregate principal amount thereof, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Base Rate Loans (without premium or penalty) comprising part of the same Borrowing in whole or ratably in part; provided, that any partial prepayment of such Base Rate Loans shall be in an aggregate principal amount of not less than $2,000,000 (or the remaining outstanding balance of Base Rate Loans, if less). The Borrower may from time to time upon at least three Business Days' notice to the Administrative Agent stating the proposed date and the aggregate principal amount thereof, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Eurodollar Rate Loans comprising part of the same Borrowing in whole or ratably in part; provided, that any partial prepayment of such Eurodollar Rate Loans shall be in an aggregate principal amount of not less than $2,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (b) Each prepayment of Loans made pursuant to this Section
2.09 shall be accompanied by a payment of accrued interest to the date of such prepayment on the principal amount prepaid. In the event of any prepayment of a Eurodollar Rate Loan, the Borrower shall be obligated to reimburse the Banks for funding losses, if any, pursuant to Section 2.13.

                  Section 2.10 Payments, Notice of Certain Repayments and Computations. (a) Subject to Section 2.10(c), all payments of principal, interest, commitment fees and other amounts hereunder, under the Notes and under the other Loan Documents shall be made in Dollars to the Administrative Agent at its address specified in Section 9.03 for the account of each of the Banks, in immediately available funds not later than 11:00 a.m. (New York time) on the date when due. Upon receipt of such payments, the Administrative Agent will promptly cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.12, Section 2.13, Section 2.14, Section 2.15, Section 9.04 or Section 9.14) to the Banks, for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank, to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent at the Federal Funds Rate.

                  (c) All payments by the Borrower of the fees payable to the Administrative Agent or the Issuing Bank under Section 2.11(b) and Section 2.11(c) shall be made in Dollars directly to such Person at its address specified in Section 9.03 in immediately available funds not later than 11:00 a.m. (New York time) on the date when due.

                  (d) All computations of interest based on the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate, as well as commitment fees, shall be made on the basis of a year of 360 days (unless use of a 360 day year would cause the interest contracted for, charged or received hereunder to exceed the Highest Lawful Rate, in which case such computations shall be made on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable.

                  (e) Whenever any payment under the Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, if such extension would cause payment of interest on or principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

                  (f) If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Loans made by it (other than pursuant to Section 2.08(b), Section 2.12, Section 2.13, Section 2.14, Section 2.15), Section 9.04 or Section 9.14) or payments by the Issuing Bank made pursuant to Section 2.03, in excess of its ratable share of payments on account of the Loans or payments by the Issuing Bank made pursuant to Section 2.03, obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Loans made by such other Banks, or the reimbursement obligations in respect of the payments by the Issuing Bank made pursuant to Section 2.03, as the case may be, as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.10(f) may, to the fullest extent permitted by law and this Agreement, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

                  Section 2.11 Fees. (a) Subject to the provisions of Section 9.13, the Borrower agrees to pay to each Bank a commitment fee equal to a rate per annum on the Available Commitment of such Bank in effect from time to time for the period from the Execution Date to, but excluding, the Maturity Date (or if earlier, the termination in full of such Bank's Commitment) determined as follows:

                  (i) if the Margin Ratio as of the date of determination is less than 2.0 to 1.0, then such rate per annum shall be .25%;

                  (ii) if the Margin Ratio as of the date of determination is equal to or greater than 2.0 to 1.0 but less than 2.5 to 1.0, then such rate per annum shall be .275%; and

                  (iii) if the Margin Ratio as of the date of determination is equal to or greater than 2.5 to 1.0, then such rate per annum shall be .30%.

Accrued commitment fees shall be due and payable in arrears on each Payment Date in each year, on the date of any reduction or termination of the Commitment of such Bank and on the Maturity Date (or if earlier, the termination in full of such Bank's Commitment); and shall be computed for the period commencing with the day to which such fee was last paid (or, in the case of the first commitment fee payment date, for the period commencing with and including the Execution
Date) to the date such fee is due and payable.

                  (b) (i) The Borrower agrees to pay the Issuing Bank, for the account of the Banks, a fee in respect of each Letter of Credit issued for the account of the Borrower (the "L/C Fees") for the period from the date of issuance of such Letter of Credit to and including the expiry date of such Letter of Credit computed at a rate per annum equal to the Applicable Margin for Eurodollar Rate Loans then in effect on the outstanding face amount of such Letter of Credit. All L/C Fees shall be paid in immediately available funds and shall based on a 360 day year and actual days elapsed. Accrued L/C Fees for each Letter of Credit shall be due and payable in arrears on each Payment Date and on the termination or expiration date of such Letter of Credit (or if earlier, the termination in full of the Total Commitment).

                  (ii) In addition to the L/C Fees, the Borrower agrees to pay the Issuing Bank, solely for the Issuing Bank's account, a fee in respect of each Letter of Credit issued by the Issuing Bank for the account of the Borrower (the "Facing Fees"), for the period from the date of issuance of such Letter of Credit to and including the expiry date of such Letter of Credit computed at the rate of .15% per annum on the outstanding face amount of such Letter of Credit; provided that in no event shall the annual Facing Fees payable in respect of any such Letter of Credit be less than $500. All Facing Fees shall be paid in immediately available funds and shall be based on a 360 day year and actual days elapsed. Accrued Facing Fees for each Letter of Credit shall be due and payable in arrears on each Payment Date and on the termination or expiration date of such Letter of Credit (or if earlier, the termination in full of the Total Commitment). In addition to the Facing Fees, the Borrower shall pay the Issuing Bank, solely for the Issuing Bank's account, its customary administrative service charges relating to the issuance of, amendment to, payment under and transfer of any Letters of Credit. Such amounts to be due and payable when such services are rendered by the Issuing Bank.

                  (iii) On each Payment Date, the Issuing Bank shall pay the aggregate amount of all L/C Fees collected by the Issuing Bank during the quarterly period then ended to the Administrative Agent. Upon receipt by the Administrative Agent, the Administrative Agent shall distribute such amount of L/C Fees to the Banks ratably according to their respective Commitment Percentages.

                  (c) Subject to the provisions of Section 9.13, the Borrower shall pay the Administrative Agent, solely for the Administrative Agent's account, such other fees as agreed to in writing between the Borrower and the Administrative Agent, when and as due.

                  Section 2.12 Setoff, Counterclaims and Taxes. (a) All payments of principal, interest, expenses, reimbursements, compensation, commitment fees, letter of credit fees, facing fees, arrangement fees or administration fees and any other amount from time to time due under the Notes, this Agreement or any other Loan Document shall be made by the Borrower without setoff or counterclaim and shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each member of the Bank Group, taxes imposed on its income or gross receipts, and franchise taxes imposed on it, by the jurisdiction under the laws of which such member of the Bank Group is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Loan Document to any member of the Bank Group, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such member of the Bank Group receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or the other Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or the other Loan Documents (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each member of the Bank Group for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.12) paid, by such member of the Bank

Group (whether paid on its own behalf or on behalf of any other member of the Bank Group) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 10 days from the date such member of the Bank Group makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in
Section 9.03, the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of the Credit Outstanding and all other amounts owing under the other Loan Documents. The provisions of this Section 2.12 are in all respects subject to Section 9.13 hereof.

                  (f) Each member of the Bank Group represents and warrants to the Administrative Agent, the Issuing Bank and the Borrower and each Guarantor that it is either (i) a corporation organized under the laws of the United States or a state thereof or (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement and the other Loan Documents
(x) under an applicable provision of a tax convention to which the United States is a party or (y) because it is acting through a branch, agency or office in the United States and any payment to be received by it hereunder is effectively connected with a trade or business in the United States. Upon becoming a party to this Agreement (whether by assignment or as an original signatory hereto), and in any event, from time to time upon the request of the Administrative Agent or the Borrower, each Bank which is not a corporation organized under the laws of the United States or any state thereof shall deliver to the Administrative Agent and the Borrower such forms, certificates or other instruments as may be required by the Administrative Agent or the Borrower in order to establish that such Bank is entitled to complete exemption from United States withholding taxes imposed on or with respect to any payments, including fees, to be made to such Bank under this Agreement and the other Loan Documents. Each Bank also agrees to deliver to the Borrower and the Administrative Agent and such other supplemental forms as may at any time be required as a result of the passage of time or changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from U.S. withholding tax on any payments hereunder; provided, that the circumstances of the Bank at the relevant time and applicable laws permit it to do so. If a Bank determines, as a result of any change in either (1) applicable law, regulation or treaty, or in any official application thereof or (2) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 2.12(f), or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Bank is organized under the laws of a jurisdiction outside the United States, and the Borrower and the Administrative Agent have not received forms, certificates or other instruments indicating to their satisfaction that all payments to be made to such Bank hereunder are not subject to United States withholding tax or the Administrative Agent otherwise has reason to believe that such Bank is subject to U.S. withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Bank shall indemnify and hold the Borrower, the Issuing Bank and the Administrative Agent harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by them as a result of either (A) such Bank's failure to submit any form or certificate that it is required to provide pursuant to this
Section 2.12(f) or (B) reliance by the Borrower, the Issuing Bank or the Administrative Agent on any such form or certificate which such Bank has provided to them pursuant to this Section 2.12(f).

                  (g) If a Bank shall receive a refund of any Taxes paid by the Borrower pursuant to this Section 2.12 by reason of the fact that such Taxes were not correctly or legally asserted, the Bank shall within 90 days after receipt of such refund pay to the Borrower the amount of such refund; provided, however, that in no event shall the amount paid by the Bank to the Borrower pursuant to this sentence exceed the amount of Taxes originally paid by the Borrower; and provided, further, that no Bank shall have any obligation under this Agreement to claim or otherwise seek to obtain any such refund.

                  Section 2.13 Funding Losses. The Borrower shall indemnify each Bank against any loss or reasonable expense (including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or reemploying deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Rate Loan) which such Bank may sustain or incur as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in Article III, (b) any failure by the Borrower to borrow hereunder, or to Convert Loans hereunder after a Borrowing Request or Conversion Notice, respectively, has been given, (c) any payment, prepayment or Conversion of a Eurodollar Rate Loan required or permitted by any other provisions of this Agreement, including, without limitation, payments made due to the acceleration of the maturity of the Notes pursuant to Section 7.01, or otherwise made on a date other than the last day of the applicable Interest Period, (d) any default in the payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise) or (e) the occurrence of an Event of Default. Such loss or reasonable expense shall include, without limitation, an amount equal to the excess, if any, as determined by each Bank of
(i) its cost of obtaining the funds for the Loan being paid, prepaid or Converted or not borrowed or Converted (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment or Conversion or failure to borrow or Convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or Convert, the Interest Period for the Loan which would have commenced on the date of such failure to borrow or Convert) over (ii) the amount of interest (as estimated by such Bank) that would be realized by such Bank in reemploying the funds so paid, prepaid or Converted or not borrowed or Converted for such period or Interest Period, as the case may be. The Borrower shall pay to the Administrative Agent for the account of each Bank the amount shown as due on any certificate received under Section 2.16 within 10 days after its receipt of the same. Notwithstanding the foregoing, in no event shall any Bank be permitted to receive any compensation hereunder constituting interest in excess of the Highest Lawful Rate. Without prejudice to the survival of any other obligations of the Borrower hereunder, but subject to the last sentence of
Section 2.16, the obligations of the Borrower under this Section 2.13 shall survive the termination of this Agreement and/or the payment or assignment of any of the Notes.

                  Section 2.14 Change of Law. (a) If at any time after the Effective Date any Bank determines in good faith (which determination shall be conclusive) that any change in any applicable Requirement of Law, or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Bank or its Eurodollar Lending Office to fund or maintain any Eurodollar Rate Loan (any of the foregoing determinations being a "Eurodollar Event"), then, such Bank, at its option, may: (i) declare that Eurodollar Rate Loans will no longer be made or maintained by such Bank, whereupon the right of the Borrower to select Eurodollar Rate Loans for any Borrowing shall be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such Eurodollar Event no longer exist; (ii) with respect to any Eurodollar Rate Loans of such Bank then outstanding, require that all such Eurodollar Rate Loans be Converted to Base Rate Loans, in which event all such Eurodollar Rate Loans shall automatically be Converted into Base Rate Loans on the effective date of such notice and all payments or prepayments of principal that would have otherwise been applied to repay such Converted Eurodollar Rate Loans shall instead be applied to repay the Base Rate Loans resulting from such Conversion; and/or (iii) with respect to any Eurodollar Rate Loans requested of such Bank but not yet made as or Converted into such, require that such Eurodollar Rate Loans be made as or Converted into, as applicable, Base Rate Loans.

                  (b) Upon the occurrence of any Eurodollar Event, and at any time thereafter so long as such Eurodollar Event shall continue, such Bank may exercise its aforesaid option by giving written notice thereof to the Administrative Agent and the Borrower, such notice to be effective upon receipt thereof by the Borrower. Any Conversion of any Eurodollar Rate Loan which is required under this Section 2.14 shall be made, together with accrued and unpaid interest and all other amounts payable to such Bank under this Agreement with respect to such Converted Loan (including, without limitation, amounts payable pursuant to Section 2.13 hereof), on the date stated in the notice to the Borrower referred to above.

                  Section 2.15 Increased Costs. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any Requirement of Law after the Effective Date or (ii) the compliance with any guideline issued or request made after the Effective Date by any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, then the Borrower shall from time to time, subject to the provisions of Section 2.16 and Section 9.13, pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost within 10 days after the receipt by the Borrower of a certificate received under Section 2.16 showing the amount due.

                  (b) If any Bank shall have determined in good faith that any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" or that the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or any Applicable Lending Office of such Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority or comparable agency, increases the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank from the level required as of the Effective Date, then the Borrower shall from time to time, subject to the provisions of Section 2.16 and Section 9.13, pay to such Bank additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's Commitment hereunder.

                  (c) If any law, executive order or regulation is adopted or interpreted by any central bank or other Governmental Authority so as to affect any of the Borrower's obligations or the compensation to any Bank or the Issuing Bank in respect of the Letters of Credit or the cost to such Bank or the Issuing Bank of establishing and/or maintaining the Letters of Credit (or any participation therein), then the Borrower shall from time to time, subject to the provisions of Section 2.16 and Section 9.13, reimburse or indemnify such Bank or the Issuing Bank, as the case may be, with respect thereto so that such Bank or the Issuing Bank, as the case may be, shall be in the same position as if there had been no such adoption or interpretation. The protection of this
Section 2.15 shall be available to the Issuing Bank and the Banks regardless of any possible contention of invalidity or inapplicability of law, regulation or condition which shall have been imposed.

                  Section 2.16 Claims Certificate. Each Bank or the Issuing Bank, as the case may be, will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank or the Issuing Bank, as the case may be, to compensation or indemnification pursuant to Sections 2.12,
2.13 or 2.15 as promptly as practicable after such Bank obtains knowledge of the occurrence of such event. A certificate of such Bank or the Issuing Bank, as the case may be, setting forth in reasonable detail (a) such amount or amounts as shall be necessary to compensate such Bank (or participating banks or other entities pursuant to Section 9.02) or the Issuing Bank, as the case may be, as specified above and (b) the calculation of such amount or amounts shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay to such Bank or to the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after its receipt of the same. Subject to the last sentence of this Section 2.16, the failure of any Bank or the Issuing Bank to demand any such compensation or indemnification shall not constitute a waiver of the right of such Bank, any other Bank or the Issuing Bank, to demand any such compensation or indemnification as such rights are set forth herein. In no event shall the Borrower be obligated to compensate any Bank pursuant to Sections 2.12, 2.13, or 2.15 for any such amount that accrued more than one hundred eighty (180) days prior to the date notice is given to the Borrower by the Bank requesting such compensation.


                                   ARTICLE III
                              CONDITIONS OF CREDIT

                  Section 3.01 Conditions Precedent to Effectiveness. This Agreement shall become effective and the Existing Credit Agreement shall be amended and restated on the Effective Date if, and subject to the satisfaction or the waiver in writing by the Banks of the other conditions precedent set forth in this Article III, the Administrative Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Bank Group and in such number of counterparts as may be reasonably requested by the Administrative Agent:

                  (a) The following Loan Documents duly executed by the Persons indicated below:

                  (i) this Agreement executed by the Borrower and each member of the Bank Group,

                  (ii) the Notes executed by the Borrower,

                  (iii) the Fleet Mortgages executed by the Guarantors, as applicable, and covering the rigs listed on Exhibit 1.01,

                  (iv) the Security Agreements executed by each Guarantor,

                  (v) the Assignments of Earnings executed by each Guarantor,

                  (vi) the Collateral Assignments of Insurance executed by each Guarantor,

                  (vii) the Pledge Agreement executed by the Borrower, and

                  (viii) the Guaranty Agreements executed by each Guarantor.

                  (b) Evidence that the Liens created by the Security Documents have been duly perfected and constitute valid first priority Liens, which shall include, without limiting the generality of the foregoing: (i) the delivery to the Collateral Agent of such financing statements under the Uniform Commercial Code for filing in such jurisdictions as the Collateral Agent may require; (ii) the delivery to the Collateral Agent of the Fleet Mortgages for filing in such jurisdictions as the Collateral Agent may require; and (iii) delivery of certificates representing the "Pledged Shares" described in the Pledge Agreement and related stock powers executed in blank by the Borrower.

                  (c) A certificate of the secretary or an assistant secretary of the Borrower certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors of the Borrower (A) authorizing the execution, delivery and performance by the Borrower of the Loan Documents to which it is or will be a party and the Borrowings to be made or Letters of Credit to be issued thereunder and the consummation of the transactions contemplated thereby, and (B) authorizing officers of the Borrower to negotiate, execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, without limitation, any agreement contemplated by this Agreement, (ii) true and correct copies of the articles of incorporation and bylaws (or other similar charter documents) of the Borrower and (iii) the incumbency and specimen signatures of the officers of the Borrower executing any Loan Documents to which it is a party.

                  (d) A certificate of the secretary or an assistant secretary of each Guarantor certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors of such Person (A) authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is or will be a party and the consummation of the transactions contemplated thereby, and (B) authorizing officers of such Person to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, without limitation, any agreement or Security Document contemplated by this Agreement, (ii) true and correct copies of the articles of incorporation and bylaws (or other similar charter documents) of such Person and
(iii) the incumbency and specimen signatures of the officers of such Person executing any Loan Documents to which it is a party.

                  (e) Certificates of appropriate public officials as to the existence and good standing of the Borrower in the State of Texas.

                  (f) Certificates of appropriate public officials as to the existence and good standing of each Guarantor in the State of Delaware and certificates of appropriate public officials as to the authority of each Guarantor to do business in the State of Texas.

                  (g) A written appraisal report, in form and substance satisfactory to the Administrative Agent, dated as of February 11, 1998 and prepared by Normarine Offshore Consultants, Inc., setting forth the Market Value of each offshore drilling rig and other vessel owned by the Borrower and its Subsidiaries as of such date (the "Initial Rig Appraisal Report").

                  (h) Copies of all authorizations, consents, approvals, licenses, filings or registrations obtained from or made with any Governmental Authority or any other Person in connection with the execution, delivery and performance of the Loan Documents, together with a certificate from a Responsible Officer of the Borrower to the effect that all such authorizations, consents, approvals, licenses, filings or registrations have been obtained or made, as applicable, and are in full force and effect.

                  (i) A detailed report from the Borrower's independent maritime insurance broker with respect to all insurance policies and programs in effect with respect to the Mortgaged Rigs, specifying for each such policy or program the amount thereof, the risks insured against thereby, the name of the insurer and each insured party thereunder and the policy or other identification number thereof, together with a certificate from such broker certifying that all such policies and programs are (i) in full force and effect, (ii) are placed with such insurance companies, underwriters or associations, in such amounts, against such risks, and in such form, as are normally issued against by Persons of similar size and established reputation engaged in the same or similar businesses and similarly situated and as are necessary or advisable for the protection of the Collateral Agent as mortgagee, and (iii) conform with the requirements of this Agreement and the Security Documents.

                  (j) A certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions specified in
Section 3.02(a).

                  (k) The favorable, signed opinions of Vinson & Elkins L.L.P., New York, counsel to the Borrower and its Subsidiaries, Griggs & Harrison, P.C., special counsel to the Bank Group and Frank de la Guardia, special Panamanian counsel to the Borrower, each addressed to the Administrative Agent and the Bank Group, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (l) The payment to the Bank Group of the fees due to them as of such date under the Loan Documents, and the payment of all legal fees and expenses of counsel to the Administrative Agent, including those of Bracewell & Patterson, L.L.P.

                  (m) A written confirmation from the Process Agent of its appointment and acceptance as process agent for the Borrower and each Guarantor.

                  (n) Such other documents, certificates and opinions as the Administrative Agent may reasonably request relating to this Agreement and the other Loan Documents.

                  Section 3.02 Conditions Precedent to All Letters of Credit and Loans. The obligation of the Issuing Bank to issue any Letter of Credit, and of each Bank to make any Loan, shall be subject to the further conditions precedent that (a) on the Borrowing Date of such Loan or the issuance date of such Letter of Credit, as the case may be, the following statements shall be true, and the Borrower, by virtue of its delivery of a Borrowing Request or a Letter of Credit Request, as applicable, shall be deemed to have certified to the Bank Group as of such date that (i) the representations and warranties contained in Article IV are true and correct on and as of such date, before and after giving effect to such Loan or Letter of Credit, as the case may be, and as though made on and as of such date, (ii) no Default or Event of Default has occurred and is continuing, or would result from such Loan or Letter of Credit, as the case may be, and (iii) no event has occurred that could reasonably be expected to have a Material Adverse Effect on the Borrower or any of its Subsidiaries and (b) the Administrative Agent shall not have received any notice under Section 5.01(e),
Section 5.01(f), Section 5.01(g), or Section 5.01(h).

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Bank Group to enter into this Agreement, the Borrower hereby represents and warrants to the Bank Group as follows:

                  Section 4.01 Corporate Existence. Each of the Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified or licensed to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its operations or the ownership or leasing of its properties requires such qualification or licensing, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect.
Schedule 4.01 is a complete list of the Borrower's Subsidiaries as of the Execution Date.

                  Section 4.02 Corporate Authority; Binding Obligations. Each of the Borrower and its Subsidiaries has all requisite corporate power and authority to conduct its business, to own, operate and encumber its Property, and to execute, deliver and perform all of its obligations under the Loan Documents executed by, or to be executed by, such Person. The execution, delivery and performance of each of the Loan Documents to which the Borrower or any of its Subsidiaries is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action. Each of the Loan Documents to which the Borrower or any of its Subsidiaries is a party has been duly executed and delivered by such Person, is in full force and effect and constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity.

                  Section 4.03 No Conflict. The execution, delivery and performance by the Borrower and its Subsidiaries of each Loan Document to which such Person is a party and the consummation of each of the transactions contemplated thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any Requirement of Law or a breach of any provision contained in the articles or certificate of incorporation or bylaws of such Person, or any shareholder agreement pertaining to such Person, or contained in any material agreement, instrument or document to which it is now a party or by which it or its properties is bound, except for such violations or breaches that could not reasonably be expected to have a Material Adverse Effect; or (b) result in or require the creation or imposition of any Lien whatsoever upon any of the Properties of the Borrower or any of its Subsidiaries (other than Liens in favor of the Administrative Agent or Collateral Agent arising pursuant to the Loan Documents).

                  Section 4.04 No Consent. No authorization, consent, approval, license, or exemption of or filing or registration with, any Governmental Authority or any other Person, which has not been obtained, was, is or will be necessary for (a) the valid execution, delivery or performance by the Borrower or any of its Subsidiaries of any of the Loan Documents to which it is a party, (b) the legality, validity, binding effect or enforceability of any of the Loan Documents, or (c) the Borrower's or any of its Subsidiaries' ownership, use or operation of any of their Properties other than those listed on Schedule 4.04 and those that could not reasonably be expected to have a Material Adverse Effect.

                  Section 4.05 No Defaults or Violations of Law. No Default or Event of Default has occurred and is continuing. No default (or event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default) has occurred and is continuing with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which the Borrower or any of its Restricted Subsidiaries is a party or by which any of them or their Properties is bound, except for such defaults that could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Restricted Subsidiaries is in violation of any applicable Requirement of Law except for such violations that could not reasonably be expected to have a Material Adverse Effect.

                  Section 4.06 Financial Position. (a) Prior to the Execution Date, the Borrower has furnished to the Bank Group (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1997, and the related consolidated statements of operations, shareholders' equity and cash flows for the fiscal year then ended, audited by KPMG Peat Marwick LLP, independent certified public accountants, and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1998, and the related consolidated statements of operations, shareholders' equity and cash flows for the three-month period then ended. The financial statements referred to in the previous sentence have been prepared in accordance with GAAP consistently applied throughout the periods involved and present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates thereof and the results of their operations for the periods then ended. No event has occurred since December 31, 1997 that could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as fully reflected in the audited financial statements referred to in paragraph (a) of this Section 4.06, as of the Execution Date, there are no liabilities or obligations of the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) On and as of the Effective Date, on a pro forma basis after giving effect to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by the Borrower and its Subsidiaries in connection therewith, (i) the sum of the assets, at a fair valuation, of the Borrower and its Subsidiaries taken as a whole will exceed its debts, (ii) the Borrower and its Subsidiaries taken as a whole will not have incurred or intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (iii) the Borrower and its Subsidiaries taken as a whole will not have unreasonably small capital with which to conduct its business.

                  Section 4.07 Litigation. Except as set out in Schedule 4.07, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower threatened against or affecting the Borrower or any of its Restricted Subsidiaries, or the Properties of any such Person, before or by any Governmental Authority or other Person, which could reasonably be expected to have a Material Adverse Effect.

                  Section 4.08 Use of Proceeds. (a) The Borrower's uses of the proceeds of the Loans and of the Letters of Credit are, and will continue to be, legal and proper corporate uses (duly authorized by Borrower's Board of Directors), and such uses do not violate and are otherwise consistent with the terms of the Loan Documents, including, without limitation, Section 5.09, and all Requirements of Law (including Regulations T, U and X of the Board of Governors of the Federal Reserve System).

                  (b) Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U), and no part of the proceeds of any Loan or Letter of Credit will be used, directly or indirectly,
(i) to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or (ii) for the purpose of purchasing, carrying or trading in any securities under such circumstances as to involve the Borrower or any of its Subsidiaries in a violation of Regulation X.

                  Section 4.09 Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act, as amended, the Investment Company Act of 1940, as amended, or any other Requirement of Law such that the ability of any such Person to incur Indebtedness is limited or its ability to consummate the transactions contemplated by this Agreement or the other Loan Documents is impaired.

                  Section 4.10 Disclosure. The schedules, documents, exhibits, reports, certificates and other written statements and information furnished by or on behalf of the Borrower or any of its Subsidiaries to the Bank Group do not contain any material misstatement of fact, or omit to state a Material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Neither the Borrower nor any of its Subsidiaries has withheld any fact known to it which has or could reasonably be expected to have a Material Adverse Effect.

                  Section 4.11 ERISA. (a) The Borrower, and each ERISA Affiliate and Subsidiary have operated and administered each Pension Plan and Other Benefit Plan in compliance with all applicable laws, except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate or Subsidiary has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans (as defined in Section 3 of ERISA); and no event, transaction or condition has occurred or exists or is threatened that could reasonably be expected to result in the incurrence of any such liability by the Borrower or any ERISA Affiliate or Subsidiary, or in the imposition of any Lien on any of the Properties of the Borrower or any ERISA Affiliate or Subsidiary, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Internal Revenue Code, other than such liabilities or Liens as could not be reasonably expected to have a Material Adverse Effect.

                  (b) The present value of the aggregate benefit liabilities under each Pension Plan subject to Title IV of ERISA, determined as of the end of such Pension Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Pension Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Pension Plan allocable to such benefit liabilities by an amount that is Material. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

                  (c) The Borrower and its ERISA Affiliates and Subsidiaries do not currently and have never had any liability or obligation with respect to any Material liabilities (and are not subject to Material contingent withdrawal liabilities) under section 4201 or 4204 of ERISA with respect to any Multiemployer Plan.

                  (d) The expected post-retirement benefit obligation (determined as of the last day of the Borrower's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Internal Revenue Code ("COBRA")) of the Borrower and its ERISA Affiliates and Subsidiaries is not Material and, except as modified by COBRA, such obligations can be unilaterally terminated at any time by the Borrower, or its ERISA Affiliates and Subsidiaries without any Material liability.

                  Section 4.12 Payment of Taxes. The Borrower has filed, and has caused each of its Subsidiaries to file, all federal, state and local tax returns and other reports that the Borrower and each such Subsidiary are required by law to file and have paid all taxes and other similar charges that are due and payable pursuant to such returns and reports, except to the extent any of the same are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, and with respect to which adequate reserves have been set aside on the books of such Person in accordance with GAAP.

                  Section 4.13 Title and Liens. (a) The Borrower and each of its Subsidiaries have good title to the Collateral and all of its other material Properties, free and clear of all Liens except Liens permitted by Section 6.02.

                  (b) All material agreements necessary for the conduct of the business of the Borrower and its Restricted Subsidiaries are valid and subsisting, in full force and effect and, to the knowledge of the Borrower, there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such agreement, which would affect in any Material respect the conduct of the business of the Borrower and its Restricted Subsidiaries.

                  (c) Schedule 4.13(c) sets forth all the offshore drilling rigs and other vessels owned by or chartered by the Borrower and each of its Subsidiaries on the Execution Date, and identifies the registered owner, flag, official or patent number, as the case may be, the home port, class, location and operating status on the Execution Date, and, if chartered-in by the Borrower or any of its Subsidiaries, the name and address of the owner of such chartered-in vessel.

                  Section 4.14 Patents, etc. The Borrower and each of its Subsidiaries has obtained all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, that are necessary for the operation of their businesses taken as a whole as presently conducted.

                  Section 4.15 Environmental Matters. Except as disclosed in
Schedule 4.15 hereto, (a) (i) the Borrower and each of its Subsidiaries possess all Material environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under law or otherwise for such Person to conduct its operations as now being conducted, (ii) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by such Person, and (iii) such Person is in compliance with all terms, conditions or other provisions of such permits, authorizations, registrations, approvals and similar rights, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect on such Person; (b) neither the Borrower nor any of its Subsidiaries has received any notices of any violation of, noncompliance with, or remedial obligation under, Requirements of Environmental Laws, and there are no writs, injunctions, decrees, orders or judgments outstanding, or lawsuits, claims, proceedings, investigations or inquiries pending or, to the knowledge of the Borrower, threatened, relating to the ownership, use, condition, maintenance, or operation of, or conduct of business related to, any Property owned, leased or operated by the Borrower or any of its Subsidiaries, other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that could not reasonably be expected to have a Material Adverse Effect on such Person; (c) there are no Material obligations, undertakings or liabilities arising out of or relating to Environmental Laws to which the Borrower or any of its Subsidiaries has agreed to, assumed or retained, or by which the Borrower or any of its Subsidiaries is adversely affected, by contract or otherwise; (d) there are no facts, circumstances or conditions on or related to any Property of the Borrower or its Subsidiaries that could reasonably be expected to have a Material Adverse Effect on any such Person or any of their respective Property or cause any such Property to be subject to any Material restrictions on its ownership, use, occupancy or transferability, and (e) neither the Borrower nor any of its Subsidiaries has received a written notice or claim to the effect that such Person is or may be liable to any Person as the result of a release or threatened release of a hazardous material or solid waste that could reasonably be expected to have a Material Adverse Effect on such Person.

                  Section 4.16 Existing Indebtedness. Schedule 4.16 sets forth a true and complete list of all Indebtedness of the Borrower and each of its Subsidiaries on the Execution Date, in each case showing the aggregate principal amount thereof and the name of the respective borrower (or issuer) and any other Person which directly or indirectly guaranteed such Indebtedness.

                  Section 4.17 Rig Classification. Except as set forth on
Schedule 4.17, each offshore drilling rig owned or leased by the Borrower and its Subsidiaries is classified in the highest class available for rigs of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society acceptable to the Administrative Agent, free of any requirements or recommendations affecting class, other than (i) with respect to any Mortgaged Rig, as permitted under the Ship Mortgage relating thereto and (ii) with respect to any other rigs, such requirements or recommendations which if not cured by the owner thereof would not Materially diminish such rig's value.

                  Section 4.18 Security Interests. Upon the filing of the Security Documents referred to in this Section 4.18, each of the Security Documents creates, as security for the Obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, to the extent perfection of a security interest or Lien is governed by Article 9 of the UCC (as defined in the applicable Security Documents) or the Ship Mortgage Act (as defined in the Ship Mortgages), and subject to no other Liens (other than Excepted Liens) in favor of the Collateral Agent for the benefit of the Banks. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made upon or prior to (or are the subject of arrangements, satisfactory to the Administrative Agent, for filing on or promptly after the date of) the execution and delivery thereof.

                  Section 4.19 Labor Relations. Neither the Borrower nor its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, threatened against any of them, (b) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries and (c) no union representation petition existing with respect to the employees of the Borrower or any of its Subsidiaries and no union organizing activities are taking place, except with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate, such as could not reasonably be expected to have a Material Adverse Effect.

                  Section 4.20 Citizenship. Each of Management Co., Marine 300 Series and International, Inc. is qualified to own and operate the Mortgaged Rigs owned by such Person under the laws of the United States or such other jurisdiction in which such Mortgaged Rig is flagged.

                  Section 4.21 Year 2000 Compliance. The Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made appropriate inquiry of material supplier and vendors. Based on such review and program, the Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

                  So long as any Letter of Credit remains outstanding, any principal amount of any Loan, any principal amount of any reimbursement obligation in respect of any Letter of Credit, any amount of interest accrued under the Notes or in respect of any Letter of Credit, or any commitment or other fee, expense, compensation or any other amount payable to any member of the Bank Group under the Loan Documents shall remain unpaid or outstanding or any Bank shall have any Commitment hereunder.

                  Section 5.01 Reporting Requirements. The Borrower shall deliver or cause to be delivered to the Administrative Agent (with sufficient copies for the Administrative Agent to distribute the same to the other members of the Bank Group):

                  (a) As soon as available and in any event within forty-five
(45) days after the end of each of the first three fiscal quarters of the
Borrower:

                  (i) copies of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries as of the end of such period, and unaudited consolidated statements of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries for that fiscal period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form (on a consolidated basis) the figures for the corresponding period of the preceding fiscal year, all in reasonable detail; and

                  (ii) a certificate of a Responsible Officer of the Borrower
         (1) stating that (A) such financial statements fairly present in all material respects the consolidated financial position and results of operations of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries, as applicable, in accordance with GAAP consistently applied, subject to year-end adjustments and the absence of notes, (B) no Default or Event of Default has occurred and is continuing and the Borrower is not aware of any event or condition which could reasonably be expected to create a Default or Event of Default or, if any such event has occurred and is continuing, the action the Borrower is taking or proposes to take with respect thereto,
         (C) the Year 2000 remediation efforts by the Borrower and its

         Subsidiaries are proceeding as scheduled, and (D) no auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of the Borrower and its Subsidiaries (or, if any such letter or communication has been issued, stating such fact and including a copy of such letter or communication), and (2) setting forth calculations demonstrating compliance by the Borrower with Sections 6.04, 6.05, 6.06, 6.07 and 6.16.

                  (b) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower (i) copies of the audited consolidated balance sheets of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries as of the close of such fiscal year and audited consolidated statements of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries for such fiscal year, in each case setting forth in comparative form (on a consolidated basis) the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by the Borrower) of independent accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Majority Banks, to the effect that such consolidated financial statements have been prepared in accordance with GAAP consistently applied (except for changes with which such accountants concur) and that such audit has been made in accordance with generally accepted auditing standards and (ii) a certificate of a Responsible Officer of the Borrower (A) setting forth calculations demonstrating compliance by the Borrower with Sections 6.04, 6.05, 6.06, 6.07 and 6.16, (B) stating that no Default or Event of Default has occurred and is continuing or, if any such event has occurred and is continuing, the action the Borrower is taking or proposes to take with respect thereto, (C) the Year 2000 remediation efforts by the Borrower and its Subsidiaries are proceeding as scheduled, and (D) no auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of the Borrower and its Subsidiaries (or, if any such letter or communication has been issued, stating such fact and including a copy of such letter or communication).

                  (c) As soon as available and in any event with forty-five (45) days after the end of each calendar quarter, a certificate of a Responsible Officer of the Borrower setting forth a calculation of the Margin Ratio (a "Margin Ratio Certificate") as of the end of such calendar quarter.

                  (d) Within ten (10) days after the sending or filing thereof, copies of all reports and shareholder information which the Borrower or any of its Subsidiaries sends to any holders of its respective securities or the SEC, or otherwise makes available to the public or the financial community.

                  (e) As soon as reasonably possible and in any event within ten
(10) days after the Borrower or any of its Subsidiaries becomes aware of the occurrence or the likelihood of an occurrence of a Default or Event of Default, a certificate of a Responsible Officer of the Borrower setting forth details of such Default or Event of Default and the action which has been taken or is to be taken with respect thereto.

                  (f) As soon as reasonably possible and in any event within ten
(10) days after the Borrower or any of its Subsidiaries becomes aware thereof, written notice from a Responsible Officer of the Borrower of (i) the institution of or overt threat of, any action, suit, proceeding, governmental investigation or arbitration by any Governmental Authority or other Person against or affecting the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and that has not been previously disclosed in writing to the Bank Group pursuant to this Section 5.01 or (ii) any material development in any action, suit, proceeding, governmental investigation or arbitration already disclosed to the Bank Group pursuant to this Section 5.01.

                  (g) As soon as reasonably possible and in any event within ten
(10) days after the Borrower or any of its Subsidiaries becomes aware thereof, written notice from a Responsible Officer of the Borrower of (i) any violation of, noncompliance with, or remedial obligations under, Requirements of Environmental Laws that could reasonably be expected to have a Material Adverse Effect, (ii) any release or threatened release affecting any Property owned, leased or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, (iii) the amendment or revocation of any permit, authorization, registration, approval or similar right that could reasonably be expected to have a Material Adverse Effect or (iv) changes to Requirements of Environmental Laws that could reasonably be expected to have a Material Adverse Effect.

                  (h) Promptly, and in any event within ten (10) days after becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Borrower or an ERISA Affiliate or Subsidiary proposes to take with respect thereto: (i) with respect to any Pension Plan, any Reportable Event, for which notice thereof has not been waived pursuant to applicable regulations as in effect on the date hereof; or (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or the receipt by the Borrower or any ERISA Affiliate or Subsidiary of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any Material liability by the Borrower or any ERISA Affiliate or Subsidiary pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate or Subsidiary pursuant to Title I or IV of ERISA or such penalty or excise tax provisions; or (iv) the inability or failure of the Borrower or any ERISA Affiliate or Subsidiary to make timely any payment or contribution to or with respect to any Pension Plan, Multiemployer Plan or Other Benefit Plan, if such failure, either separately or together with all other such failures could reasonably be expected to be Material; or (v) any event with respect to any Pension Plan, Multiemployer Plan and/or Other Benefit Plan, individually or in the aggregate, that could reasonably be expected to result in a Material liability.

                  (i) On or before 30 days after the commencement of each fiscal year of the Borrower, a budget which includes income statements, balance sheets and cash flow statements of the Borrower and its Subsidiaries and the Borrower and its Restricted Subsidiaries for each of the four fiscal quarters of such fiscal year, including a breakdown of projected revenues, operating expenses, utilizations and capital expenditures for each offshore drilling rig owned or leased by the Borrower and its Subsidiaries.

                  (j) On or before the twenty-fifth (25th) day of each calendar month, a report detailing (i) the then current location of each of the offshore drilling rigs and other vessels owned or leased by the Borrower and its Subsidiaries, and the then current term of and parties to any contract of any such vessels and (ii) for the previous calendar month, the average day rates and utilization for each such rig or vessel.

                  (k) Promptly upon receipt thereof and following such time as the appropriate officers of the Borrower shall have had reasonable time to respond thereto, a copy of each formal report or "management letter" submitted to the Borrower by its independent accountants in connection with any annual, interim or special audit made by it of the books of the Borrower.

                  (l) Such other information as any member of the Bank Group may from time to time reasonably request respecting the business, Properties, operations or condition, financial or otherwise, of the Borrower or any of its Subsidiaries.

                  (m) In addition, on or before April 15 of each year commencing April 15, 1999, the Borrower will deliver to the Collateral Agent a report prepared by the Borrower's independent maritime insurance broker which report
(i) lists all insurance policies and programs then in effect with respect to the Mortgaged Rigs, (ii) specifies for each such policy and program, (A) the amount thereof, (B) the risks insured against thereby, (C) the name of the insurer and each insured party thereunder and (D) the policy or other identification number thereof, and (iii) certifies that all such policies and programs are (A) in full force and effect, (B) are placed with such insurance companies, underwriters or associations, in such amounts, against such risks, and in such form, as are normally issued against by Persons of similar size and established reputation engaged in the same or similar businesses and similarly situated and as are necessary or advisable for the protection of the Collateral Agent as mortgagee, and (C) conform with the requirements of this Agreement and the Security Documents.

                  Section 5.02 Taxes; Claims. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon such Person or upon its income or profits, or upon any Properties belonging to such Person, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any Properties of such Person, other than any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, and with respect to which adequate reserves are set aside on the books of such Person in accordance with GAAP.

                  Section 5.03 Compliance with Laws. The Borrower will comply, and will cause each of its Subsidiaries to comply, with all applicable Requirements of Law imposed by, any Governmental Authority, if non-compliance with such Requirement of Law could reasonably be expected to have a Material Adverse Effect. Without limitation of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, comply with all Requirements of Environmental Laws, operate Properties and conduct its business in accordance with good environmental practices, and handle, treat, store and dispose of hazardous materials or solid waste in accordance with such practices, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  Section 5.04 Insurance. In addition to any requirements set forth in the Ship Mortgages, the Borrower will maintain, and will cause each of its Subsidiaries to maintain insurance, with financially sound and reputable insurance companies or associations, against such risks and in such amounts (and with co-insurance and deductibles), as are usually insured against by Persons of similar size and established reputation engaged in the same or similar businesses and similarly situated, including insurance against fire, casualty, business interruption, injury to Persons or property and other normal hazards normally insured against. Other than with respect to worker's compensation policies and policies insuring Unrestricted Subsidiaries, each policy listed on the schedule delivered pursuant to Section 3.01 and each additional policy maintained in compliance with this Agreement shall be endorsed showing the Collateral Agent as an additional insured, or a loss payee, as applicable. All policies of insurance required by the terms of this Agreement or any Security Document (other than policies insuring Unrestricted Subsidiaries) shall provide that at least 30 days' prior written notice be given to the Administrative Agent of any termination, cancellation, reduction or other modification of such insurance.

                  Subject to the requirements of Section 2.06(b), if the Borrower or Guarantor who owns the Mortgaged Rig affected by a Casualty Event or a Collateral Disposition that results in a Total Loss shall have made all necessary repairs and replacements to the Mortgaged Rig affected by such Casualty Event or suffering such Total Loss within 90 days following such Casualty Event or Total Loss as required under Section 5.07, then, so long as no Event of Default shall have occurred and be continuing, all Casualty Proceeds or Collateral Disposition Proceeds received by the Borrower, any Guarantor or the Collateral Agent as a result of such Casualty Event or Collateral Disposition shall be applied in payment for all necessary repairs and replacement to the Mortgaged Rig affected by such Casualty Event or Collateral Disposition, or, to the extent the costs of such repairs and replacements shall have been paid by the Borrower or a Guarantor, to reimburse such Person. If an Event of Default exists or all necessary repairs and replacements to any Mortgaged Rig affected by a Casualty Event or Collateral Disposition that results in a Total Loss shall not have been made within 90 days following such Casualty Event or Collateral Disposition as required under Section 5.07, (a) such Casualty Proceeds or Collateral Disposition Proceeds received by the Borrower, any Guarantor or the Collateral Agent as a result of such Casualty Event shall be applied to repay or provide cover for the Credit Outstanding and (b) the Total Commitment shall be reduced as required under Section 2.06(c).

                  Section 5.05 Corporate Existence. The Borrower will preserve and maintain, and will cause each of its Restricted Subsidiaries to preserve and maintain, its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each of its Restricted Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is material to the business and operations of such Person or the ownership or leasing of the Properties of such Person except to the extent that a Restricted Subsidiary merges or consolidates in compliance with Section 6.09 or ceases to be a Restricted Subsidiary of Borrower if such cessation is permitted under this Agreement.

                  Section 5.06 Inspections. From time to time during regular business hours upon reasonable prior notice (and subject to the requirements of applicable insurance policies), the Borrower will permit, and will cause each of its Subsidiaries to permit, any agents or representatives of any member of the Bank Group to examine and make copies of and abstracts from the records and books of account of, and visit the Properties of the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of any such Person with any of its independent public accountants, officers or directors. In connection with each visit to the Properties of the Borrower and its Subsidiaries, the Borrower will pay the reasonable out-of-pocket expenses of one representative of the Banks from the Borrower's principal place of business.

                  Section 5.07 Maintenance of Properties. The Borrower will maintain and preserve, and will cause each Subsidiary of the Borrower to maintain and preserve, all of its Property necessary for the proper conduct of its business in good repair, good working order and condition, ordinary wear and tear excepted, and make all necessary and proper repairs, replacements, additions and improvements thereto to the extent and in the manner customary in the industry except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower will, or will cause the Guarantor who owns the Mortgaged Rig affected by a Casualty Event or a Collateral Disposition that results in a Total Loss, to make all necessary repairs and replacements to any Mortgaged Rig affected by a Casualty Event or Collateral Disposition within 90 days following such Casualty Event or Collateral Disposition.

                  Section 5.08 Accounting Systems. The Borrower will keep, and will cause each of its Subsidiaries to keep, adequate records and books of account in which complete entries will be made in accordance with GAAP consistently applied (subject to year end adjustments), reflecting all financial transactions of such Person. The Borrower shall maintain or cause to be maintained a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and each of the financial statements described herein shall be prepared from such system and records.

                  Section 5.09 Use of Loans and Letters of Credit. All Letters of Credit shall be issued for general corporate purposes consistent with the terms of this Agreement and all Requirements of Law. The Borrower will use the proceeds of all Loans hereunder (a) to refurbish and upgrade offshore drilling rigs of the Borrower and its Restricted Subsidiaries, (b) to acquire new offshore drilling rigs for the Borrower and its Restricted Subsidiaries, and (c) for other general corporate purposes consistent with the terms of this Agreement and all Requirements of Law.

                  Section 5.10 Rig Appraisals. (a) On or before March 31 of each year commencing March 31, 1999, the Borrower shall deliver to the Banks a written appraisal report prepared by an Approved Rigbroker setting forth the Market Value of each offshore drilling rig and other vessel owned by the Borrower and its Subsidiaries as of the date appraised (each a "Rig Appraisal Report"). The cost of each such Rig Appraisal Report shall be paid by the Borrower.

                  (b) At any time the Administrative Agent, at the request of the Majority Banks, may request that the Borrower deliver an additional Rig Appraisal Report to the Banks prepared by an Approved Rigbroker designated by the Administrative Agent. Upon receipt of such request by the Borrower, the Borrower shall retain such Approved Rigbroker to prepare such Rig Appraisal Report and deliver it to the Banks within 30 days after receipt of such request. The Borrower shall pay the costs of the first Rig Appraisal Report requested by the Administrative Agent under this Section 5.10(b) during each calendar year, and the Banks shall pay the costs of any subsequent Rig Appraisal Reports requested by the Administrative Agent under this Section 5.10(b) during such calendar year.

                  (c) Each Rig Appraisal Report delivered under this Section
5.10 shall be in form, scope and substance reasonably satisfactory to the Administrative Agent.

                  Section 5.11 Additional Guarantors. If, at any time, a Restricted Subsidiary of the Borrower that is organized under the laws of the United States or any state or territory thereof has assets that (when aggregated with the combined book value of the assets of all other Restricted Subsidiaries that are not Guarantors at such time) constitute more than 5% of the combined book value of the assets of the Borrower and its Restricted Subsidiaries on a consolidated basis at such time, then the Borrower shall cause such Restricted Subsidiary (or such other Restricted Subsidiaries that are not Guarantors at such time as are necessary to cause the aggregate combined book value of such non-Guarantor Restricted Subsidiaries to be less than 5% of the combined book value of the Borrower and its Restricted Subsidiaries) to execute and deliver to the Administrative Agent (a) a Guaranty Agreement guaranteeing the Obligations on the same basis as the other Guarantors and (b) a Security Agreement, Collateral Assignment of Insurance, an Assignment of Earnings, Fleet Mortgage and such other Security Documents, legal opinions and other documents or certificates as the Administrative Agent may reasonably request in order to secure the Obligations. In addition, the Borrower shall execute and deliver to the Administrative Agent an amendment and supplement to the Pledge Agreement, in form and substance reasonably satisfactory to the Administrative Agent, pledging 100% of the capital stock of such Restricted Subsidiary as security for the Obligations and such financing statements, stock powers, legal opinions and other documents or certificates related thereto as the Administrative Agent may reasonably request. If, at any time, a Restricted Subsidiary of the Borrower that is not organized under the laws of the United States or any state or territory thereof has assets that (when aggregated with the combined book value of the assets of all other Restricted Subsidiaries that are not Guarantors at such time) constitute more than 5% of the combined book value of the assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, then the Borrower shall execute and deliver to the Administrative Agent an amendment and supplement to the Pledge Agreement, in form and substance reasonably satisfactory to the Administrative Agent, pledging 65% of the capital stock of such Restricted Subsidiary (or such other Restricted Subsidiaries that are not Guarantors at such time as are necessary to cause the aggregate combined book value of such non-Guarantor Restricted Subsidiaries to be less than 5% of the combined book value of the Borrower and its Restricted Subsidiaries) as security for the Obligations and such financing statements, stock powers, legal opinions and other documents or certificates related thereto as the Administrative Agent may reasonably request.

                  Section 5.12 Further Assurances in General. The Borrower shall, and shall cause each of its Subsidiaries to, protect and perfect the Liens contemplated by the Security Documents. The Borrower at its expense shall, and shall cause each of its Subsidiaries to, promptly execute and deliver all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower or any of its Subsidiaries in the Loan Documents, including, without limitation, the accomplishment of any condition precedent that may have been temporarily waived by the Banks prior to the initial Borrowing or Letter of Credit or any subsequent Borrowings or Letters of Credit.

                  Section 5.13 Marine 700. The Borrower shall, on or before March 31, 1999, cause all right, title and interest of Marine Norway in the Marine 700 to be transferred to a Restricted Subsidiary that is, as of the date of such transfer, a Guarantor (or will become a Guarantor concurrent with such transfer). In addition, the Borrower at its expense shall cause Marine Norway and such Subsidiary to, on or before the date of such transfer, execute and deliver such transfer documents, Security Documents and other agreements, instruments, legal opinions and certificates as are necessary to accomplish such transfer and to establish, preserve and protect the Collateral Agent's first priority Lien status in the Marine 700.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

                  So long as any Letter of Credit remains outstanding, any principal amount of any reimbursement obligation in respect of any Letter of Credit, any principal amount of any Loan, any amount of interest accrued under the Notes or in respect of any Letter of Credit, or any commitment, facility or other fee, expense, compensation or any other amount payable to any member of the Bank Group under the Loan Documents shall remain unpaid or outstanding or any Bank shall have any Commitment hereunder:

                  Section 6.01 Indebtedness Restriction. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist, any Indebtedness other than:

                  (a) Indebtedness of the Borrower and the Guarantors under the Loan Documents;

                  (b) Indebtedness of the Borrower or its Subsidiaries in respect of any Derivatives permitted by Section 6.03;

                  (c) Non-Recourse Indebtedness in an aggregate amount not to exceed $200,000,000, so long as no Default exists on the date such Non-Recourse Indebtedness is created, incurred or assumed and the Borrower has given the Administrative Agent prior written notice thereof (accompanied by supporting documentation) that such Indebtedness constitutes NonRecourse Indebtedness;

                  (d) unsecured Indebtedness of the Borrower so long as (i) such Indebtedness is not owing to any Subsidiary of the Borrower, (ii) the terms of such Indebtedness do not require any principal payment or sinking fund payment on or prior to 90 days after the Maturity Date, (iii) such Indebtedness is subordinated to the Obligations on terms reasonably acceptable to the Majority Banks, (iv) the aggregate principal amount of such Indebtedness does not exceed $100,000,000 minus the aggregate amount of any Preferred Stock issued by the Borrower pursuant to Section 6.08(d), and (v) no Default exists on the date such unsecured Indebtedness is created, incurred or assumed;

                  (e) unsecured Indebtedness owing by the Borrower to any of the Guarantors, so long as such Indebtedness is subordinated to the Obligations on terms reasonably acceptable to the Administrative Agent;

                  (f) Indebtedness owing to the Borrower by any Guarantor or any other Subsidiary to the extent such Indebtedness is permitted by Section 6.10(i) and Section 6.10(k)

                  (g) Indebtedness of Borrower and its Subsidiaries in the aggregate amount not to exceed $10,000,000 in addition to all other Indebtedness permitted by this Section 6.01; and

                  (h) Indebtedness of the Guarantors in connection with any guarantees in favor of any protection and indemnity or war risk associations to the extent such guarantees are required under Clause 5.01(i) of any Fleet Mortgage.

                  Section 6.02 Lien Restriction. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to be created, assumed or incurred or to exist, any Lien upon any of such Person's Property, whether now owned or hereafter acquired, other than the following Liens ("Excepted Liens"):

                  (a) Liens created pursuant to this Agreement or any other Loan Document;

                  (b) statutory liens for taxes or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings and for which the Borrower or its Subsidiaries have set aside on their books adequate reserves in accordance with GAAP consistently applied);

                  (c) Liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens, statutory landlord's liens, maritime liens and other similar liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of such Property or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (ii) which are being contested in good faith by appropriate proceedings (including the providing of bail), which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Lien or procuring the release of the Property subject to such lien from arrest or detention; and

                  (d) immaterial Liens on any real property of the Borrower or any of its Subsidiaries;

                  (e) Liens securing Indebtedness permitted by Section 6.01(g) so long as such Liens (i) do not attach to any Collateral and (ii) do not attach to any other offshore drilling rigs;

                  (f) Liens existing on the Execution Date and listed on
Schedule 6.02, without giving effect to any subsequent extensions or renewals thereof;

                  (g) any interest or title of a lessor or charterer under any lease or charter permitted by this Agreement;

                  (h) Liens securing Non-Recourse Indebtedness permitted by
Section 6.01(c) or other obligations or liabilities of an Unrestricted Subsidiary, so long as such Liens (i) do not attach to any Collateral and (ii) do not attach to any other Property except Property owned by an Unrestricted Subsidiary; and

                  (i) Liens on cash and Cash Equivalents in an aggregate amount not to exceed $5,000,000 to secure performance of bids, trade contracts, leases, charters and other similar obligations incurred in the ordinary course of business.

                  Section 6.03 Derivatives. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Derivatives other than (a) Derivatives entered into by Unrestricted Subsidiaries so long as neither the Borrower nor any Restricted Subsidiary shall have any direct or indirect liability or obligation with respect thereto, and (b) interest rate and foreign exchange Derivatives entered into with any Bank or otherwise approved by the Majority Banks.

                  Section 6.04 Interest Coverage Ratio. The Borrower will not permit, as of any date, the ratio of (a) EBITDA for the twelve-month period ending on such date to (b) the sum of (i) Interest Expense for the twelve-month period ending on such date and (ii) the amount of dividends paid by the Borrower on its Preferred Stock during the twelve month period immediately preceding such date, to be less than 2.0 to 1.0.


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                  Section 6.05 Leverage Ratio. The Borrower will not permit the
Leverage Ratio, to be greater than (a) 0.45 to 1.0 at any time prior to August 12, 1999, and (b) .40 to 1.0 at any time thereafter.

                  Section 6.06 Working Capital. The Borrower will not permit the sum of (a) its Consolidated Current Assets, minus (b) its Consolidated Current Liabilities, to be less than $1.00, measured as of the last day of any calendar quarter.

                  Section 6.07 Collateral Maintenance. The Borrower shall at all times maintain a Collateral Maintenance Ratio of at least 2.0 to 1.0.

                  Section 6.08 Sales of Assets or Preferred Stock. The Borrower will not, and will not permit any of its Restricted Subsidiaries to (a) sell, transfer, assign or otherwise dispose of the capital stock of any Guarantor, (b) sell, transfer, assign or otherwise dispose of any Mortgaged Rig other than (i) to any other Guarantor; provided, that such sale, transfer, assignment or other disposition to such Guarantor is approved in writing by the Administrative Agent and such Guarantor shall ratify, grant and confirm the Liens on such Mortgaged Rig (and other related Collateral) pursuant to such Security Documents as may be reasonably requested by the Administrative Agent, (ii) Collateral Dispositions to an Unrestricted Subsidiary, (iii) Collateral Dispositions to any other Person for a cash consideration in an amount at least equal to the Fair Market Value of the Mortgaged Rig so disposed of or for such other consideration reasonably acceptable to the Majority Banks, (c) sell, transfer, assign or otherwise dispose of any Property (except for sales or other dispositions of drill pipe or other similar items of inventory in the ordinary course of business) if a Default exists prior to such sale, transfer, assignment or other disposition or would occur as a result thereof, or (d) sell or issue any Preferred Stock other than Preferred Stock of the Borrower provided that (i) such Preferred Stock is not issued to or held by any Subsidiary of the Borrower, (ii) such Preferred Stock is not subject to purchase, retirement, redemption, exchange or conversion (other than exchange for or conversion to common stock of the Borrower), in whole or in part under any circumstances whatsoever at any time prior to 90 days after the Maturity Date, (iii) such Preferred Stock is subordinate in right of payment of dividends and liquidation preference to the Obligations, (iv) the aggregate amount of such Preferred Stock does not exceed $100,000,000 minus the aggregate principal amount of any outstanding Indebtedness incurred in reliance on Section 6.01(d) and (v) no Default exists on the date such Preferred Stock is issued or sold or would occur as a result thereof.

                  Section 6.09 Consolidation and Mergers. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, consolidate with or merge into any Person or permit any Person to consolidate with or merge into it, except that any Restricted Subsidiary of the Borrower may merge into or consolidate with any other Restricted Subsidiary of the Borrower (provided that if either of such Restricted Subsidiaries is a Guarantor, the surviving entity shall be a Guarantor) and any Restricted Subsidiary of the Borrower may merge into or consolidate with the Borrower (so long as the Borrower is the surviving entity), provided in each case that: (a) immediately after giving effect and pro forma effect thereto, no event shall occur and

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



be continuing which constitutes either a Default or an Event of Default, and (b) if any Collateral is transferred pursuant to this Section 6.09, the Borrower shall provide the Administrative Agent with ten Business Days' notice prior to such transfer, and the Borrower or such Guarantor, as the case may be, owning the Collateral after such transfer shall ratify and confirm the Lien on such Collateral and shall take all action reasonably requested by the Collateral Agent in respect of the continued priority and perfection of such Collateral.

                  Section 6.10 Restricted Disbursements. The Borrower will not, and will not permit any of its Subsidiaries to approve, make, incur or commit to incur any Restricted Disbursements after the Execution Date other than:

                  (a) advances or extensions of credit on terms customary in the industry involved in the form of accounts receivable incurred, and investments, loans, and advances made in settlement of such accounts receivable, all in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) dividends paid by any Subsidiary of the Borrower to the Borrower or any Guarantor, and in the case of a less than wholly-owned Unrestricted Subsidiary, dividends paid by such Unrestricted Subsidiary to its shareholders or other equity holders, provided that such dividends are paid ratably in accordance with their ownership interest among the shareholders or other equity holders;

                  (d) dividends paid on Preferred Stock issued by the Borrower pursuant to Section 6.08(d) provided that no Default exists on the date such dividends are declared by the Borrower (or would exist after giving effect to the payment thereof) and such dividends are paid within 30 days after such declaration.

                  (e) Indebtedness between the Borrower and its Subsidiaries to the extent permitted by Section 6.01;

                  (f) investments in the Borrower or any Guarantor;

                  (g) Subject to Section 2.06, Collateral Dispositions to any Unrestricted Subsidiary;

                  (h) acquisitions by the Borrower of capital stock or other equity interests in any other Person the consideration for which is common stock of the Borrower; provided that no Default exists or would occur as a result of such acquisition;

                  (i) other Restricted Disbursements not otherwise permitted by this Section 6.10 in an aggregate amount equal to $5,000,000 plus thirty-three and one third percent (331/3%), if

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



positive, zero percent (0%), if negative, of the cumulative Net Income for the period commencing on January 1, 1998 and ending on the date of determination;

                  (j) the acquisition by the Borrower of all remaining capital stock of Marine Norway for an aggregate price not greater than $4,000,000;

                  (k) Restricted Disbursements by the Borrower, any Guarantor or any Unrestricted Subsidiary to Unrestricted Subsidiaries; provided that (i) the Borrower or a Guarantor must have beneficial ownership of at least 50.1% or more of the voting power of the outstanding shares of capital stock (or other ownership interests) of such Unrestricted Subsidiary and control the board of directors (or other governing body, if any) of such Unrestricted Subsidiary,
(ii) the proceeds of such Restricted Disbursement must be used by the Unrestricted Subsidiary in connection with the construction, maintenance or refurbishment of offshore drilling rigs that are constructed or acquired after the date of this Agreement, and (iii) the maximum amount of all such Restricted Disbursements permitted by this clause (k) (net of the amount of any cash received by the Person making such Restricted Disbursement as a return of capital or return on investment from any such investment, loan or advance previously made) may not, when aggregated with any Restricted Disbursements made pursuant to clause (l) of this Section 6.10, exceed $50,000,000 since the date of this Agreement; and

                  (l) Restricted Disbursements to acquire all or any minority interests in an Unrestricted Subsidiary which is not wholly-owned, directly or indirectly, by the Borrower; provided that, the maximum amount of all such Restricted Disbursements permitted by this clause (l) may not, when aggregated with the net Restricted Disbursements made pursuant to clause (k) of this
Section 6.10, exceed $50,000,000 since the date of this Agreement.

                  Section 6.11 Lines of Business. The Borrower will not, and will not permit any of its Subsidiaries to, materially alter the character of the business of the Borrower and its Subsidiaries taken on a whole from that conducted on the Execution Date.

                  Section 6.12 Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries, will enter into any transaction with an Affiliate other than transactions entered into in the ordinary course of business and upon terms no less favorable than those that the Borrower or its Subsidiary, as applicable, could obtain in an arms length transaction with a Person that is not an Affiliate.

                  Section 6.13 Charter and Leases. The Borrower shall not, and shall not permit any of its Subsidiaries to, incur, assume or suffer to exist, any obligation for payments under operating charters or leases (including, without limitation, rental payments and payments of taxes thereunder) with respect to any Property, except that the following shall be permitted: (a) obligations with respect to operating charters or leases of offshore drilling rigs or other equipment having terms of twelve months or less (including options); (b) obligations identified on Schedule 6.13; and amendments, renewals or extensions thereof on terms that are not materially less favorable, but in

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



no event for a period longer, than those obligations identified on Schedule 6.13; (c) leases having an aggregate rental payment obligation for any 12 month period of less than $100,000; (d) obligations with respect to operating charters or leases between Restricted Subsidiaries of the Borrower; or (e) obligations as have been approved in writing by the Administrative Agent with the consent of the Majority Banks.

                  Section 6.14 Rig Management. Neither the Borrower nor any of its Restricted Subsidiaries will at any time permit more than a total of two offshore drilling rigs owned by the Borrower and its Restricted Subsidiaries to be managed by any Person other than the Borrower and its Restricted Subsidiaries; provided that no such offshore drilling rig shall be managed by any Person who is not financially sound and reputable and no contract for the management of any such offshore drilling rig shall be for a term of longer than two years.

                  Section 6.15 Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (a) the ability of any Restricted Subsidiary to
(i) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Subsidiary, (ii) make loans or advances to the Borrower or any Subsidiary, or (iii) transfer any of its Properties to the Borrower or any Subsidiary or (b) the ability of the Borrower or any Restricted Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its Property to secure the Obligations or to become a guarantor of the Obligations, other than prohibitions or restrictions existing under or by reason of: (i) this Agreement and the other Loan Documents; (ii) applicable law; (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices; (iv) any restriction or encumbrance with respect to a Subsidiary of the Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement; and (v) Liens, prohibitions or restrictions permitted by Section 6.02 and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the Property subject to such Liens.

                  Section 6.16 Maximum Consolidated Indebtedness to EBITDA. The Borrower will not permit, as of any date of determination, the ratio of Consolidated Indebtedness as of such date to EBITDA for the twelve-month period ending on such date to be greater than 3.0 to 1.0 at any time.


                                   ARTICLE VII
                              DEFAULT AND REMEDIES

                  Section 7.01 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:


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



                  (a) the Borrower shall fail to pay when due any installment of principal of the Notes or any reimbursement obligation in respect of any Letter of Credit; or

                  (b) the Borrower shall fail to pay any interest on any Loan or any arrangement fee, commitment fee, administration fee, funding fee, L/C Fee, Facing Fee, commission, expense, compensation, reimbursement or other amount when due and such default shall continue for a period of three days; or

                  (c) the Borrower shall fail to perform any term, covenant or agreement contained in Article VI, or Section 5.01(e) of this Agreement; or

                  (d) the Borrower shall fail to perform any term, covenant or agreement contained in this Agreement (other than those referenced in subsections (a), (b) and (c) of this Section 7.01) and such failure shall not have been remedied within thirty (30) days after notice thereof from the Administrative Agent to the Borrower; or

                  (e) the Borrower or any Guarantor shall fail to perform any term, covenant or agreement contained in any Loan Document (other than those referenced in subsections (a), (b), (c) and (d) of this Section 7.01) and such failure shall not have been remedied within thirty (30) days after notice thereof from the Administrative Agent to the Borrower; or

                  (f) any representation or warranty made by the Borrower or any Guarantor or any of their respective officers, in any Loan Document or in any certificate, agreement, instrument or statement contemplated by or delivered pursuant to, or in connection with, any Loan Document shall prove to have been incorrect in any Material respect when made; or

                  (g) the Borrower or any of its Restricted Subsidiaries shall
(i) fail to pay Indebtedness having a principal amount in excess of $2,500,000 in the aggregate (other than the amounts referred to in subsections (a) and (b) of this Section 7.01) owing by such Person, or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise; or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument evidencing, securing or relating to any such Indebtedness, when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate, or to permit the holder or holders of such Indebtedness to accelerate, the maturity of such Indebtedness; or

                  (h) any Loan Document shall (other than with the consent of the Majority Banks), at any time after its execution and delivery for any reason, cease to be in full force and effect or to provide the Liens contemplated thereby, or shall be declared to be null and void, or the validity or enforceability thereof or of the Liens contemplated thereby shall be contested by the Borrower or any of its Subsidiaries or the Borrower or any of its Subsidiaries shall deny in writing that it has any or further liability or obligation under any such Loan Document; or

                  (i) the Borrower or any of its Restricted Subsidiaries shall be adjudicated insolvent, or shall generally not pay, or admit in writing its inability to pay, its debts as they mature, or make a general assignment for the benefit of creditors, or any proceeding shall be instituted by any such Person seeking to adjudicate it insolvent, seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its Property, or the Borrower or any of its Restricted Subsidiaries shall take any action in furtherance of any of the actions set forth above in this Section 7.01(i); or

                  (j) any proceeding of the type referred to in Section 7.01(i) is filed, or any such proceeding is commenced against the Borrower or any of its Restricted Subsidiaries or any such Person by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order for relief is entered in an involuntary case under the bankruptcy law of the United States, or an order, judgment or decree is entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating any such Person insolvent, or approving the petition in any such proceedings, and such order, judgment or decree remains in effect for sixty (60) days; or

                  (k) a final judgment or order for the payment of money in excess of $5,000,000 (net of acknowledged, uncontested insurance coverage) shall be rendered against the Borrower or any of its Restricted Subsidiaries which has not been discharged, vacated or reversed and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) a stay of enforcement of such judgment or order by reason of a pending appeal or otherwise, shall not be in effect for any period of thirty (30) consecutive days; or

                  (l) if (i) any Pension Plan shall fail to satisfy the minimum funding standards of ERISA or the Internal Revenue Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Internal Revenue Code, (ii) a notice of intent to terminate any Pension Plan shall have been or is reasonably expected to be filed with the PBGC (other than in connection with a termination under Section 4041(b) of ERISA) or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Pension Plan or the PBGC shall have notified the Borrower or any ERISA Affiliate or Subsidiary that a Pension Plan may become a subject to any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Pension Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) the Borrower or any ERISA Affiliate or Subsidiary shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA, the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans and/or other liability with respect to one or more Other Benefit Plans, (v) the Borrower or any ERISA Affiliate or Subsidiary withdraws from any Multiemployer Plan, (vi) the Borrower or any

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



ERISA Affiliate or Subsidiary fails to make any contribution due, or payment to, any Pension Plan, Multiemployer Plan and/or Other Benefit Plan, or (vii) the Borrower or any ERISA Affiliate or Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Borrower or any ERISA Affiliate or Subsidiary thereunder, and any such event or events described in clauses (i) through (vii) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                  (m) a Change of Control shall occur; or

                  (n) any owner of a Mortgaged Rig shall cease to be qualified to own and operate such Mortgaged Rig under the laws of the United States or the jurisdiction in which such Mortgaged Rig is flagged;

then, (i) upon the occurrence of any Event of Default described in Section 7.01(i) or Section 7.01(j), (A) the Commitments shall automatically terminate,
(B) the entire unpaid principal amount of all Loans, all interest accrued and unpaid thereon, and all other amounts payable by the Borrower under this Agreement, the Notes and, the other Loan Documents shall automatically become immediately due and payable, without presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower, and the Administrative Agent may direct the beneficiary of any outstanding Letter of Credit to make a drawing under such Letter of Credit in an amount equal to the full amount available thereunder and require from the Borrower immediate reimbursement for payments made pursuant to such drawing, or the Administrative Agent, to the extent cover had not already been provided, may direct the Borrower to deposit with the Collateral Agent cash equal to the aggregate amount of all Outstanding Letters of Credit as security for the Borrower's obligations in respect of such Letters of Credit, and (C) subject to Section 7.04 and
Section 9.01, the Bank Group may take any other actions permitted by the Security Documents or applicable law, and (ii) upon the occurrence of any Event of Default (other than an Event of Default under Section 7.01(i) or Section 7.01(j), the Administrative Agent may, and upon the direction of the Majority Banks shall, by notice to the Borrower (A) declare the Commitments to be terminated, whereupon the same shall forthwith terminate, (B) declare the entire unpaid principal amount of all Loans, all interest accrued and unpaid thereon, and all other amounts payable by the Borrower under this Agreement, the Notes, and the other Loan Documents, to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower, and the Administrative Agent may direct the beneficiary of any outstanding Letter of Credit to make a drawing under such Letter of Credit in an amount equal to the full amount available thereunder and require from the Borrower immediate reimbursement for payments made pursuant to such drawing, or the Administrative Agent, to the extent cover had not already been provided, may direct the Borrower to deposit with the Collateral Agent cash equal to the aggregate amount of all Outstanding Letters of Credit as security for the Borrower's obligations

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



in respect of such Letters of Credit, and (C) subject to Section 7.04 and
Section 9.01, the Bank Group may take any other actions permitted by the Security Documents or applicable law.

                  Section 7.02 Setoff in Event of Default. Upon the occurrence and during the continuance of any Event of Default, each member of the Bank Group is hereby authorized, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by applicable law, to setoff and apply any and all deposits at any time held and other indebtedness at any time owing by such member of the Bank Group (or any branch, Subsidiary or Affiliate of such member of the Bank Group) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower or any other Person, now or hereafter existing under this Agreement, the Notes or the other Loan Documents, irrespective of whether or not such member of the Bank Group shall have made any demand for satisfaction of such obligations and although such obligations may be unmatured. Any member of the Bank Group exercising such right agrees to notify the Borrower promptly after any such setoff and application made by such Person; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank Group under this Section
7.02 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank Group may have hereunder or under any applicable law.

                  Section 7.03 No Waiver; Remedies. No failure on the part of any member of the Bank Group to exercise, or any delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided in any of the other Loan Documents or by law.

                  Section 7.04 Enforcement. The amounts payable by the Borrower at any time hereunder and under the other Loan Agreements to each Bank shall be a separate and independent debt except that no Bank shall be entitled to enforce any right arising out of this Agreement, its Note or any other Loan Document except through the Administrative Agent acting for and on behalf of all Banks unless otherwise agreed by the Majority Banks.

                  Section 7.05 Application of Proceeds. All proceeds received after or held at the time of maturity of the Obligations, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents; second to accrued, unpaid interest on the Obligations; third to fees; fourth pro rata to the outstanding principal amount of the Obligations, fifth to serve as cash collateral to secure all Outstanding Letters of Credit; and sixth any excess after payment in full of all Obligations shall be paid to the Borrower or any Guarantor as appropriate or to such other Person who may be lawfully entitled to receive such excess.



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                                  ARTICLE VIII
                  THE ADMINISTRATIVE AGENT AND THE ISSUING BANK

                  Section 8.01 Authorization and Action. Each Bank hereby appoints and authorizes the Administrative Agent and the Issuing Bank to take such action in such capacity on such Bank's behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Issuing Bank by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes or of amounts owing under the other Loan Documents), neither the Administrative Agent nor the Issuing Bank shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and any other holders of Notes; provided, however, that neither the Administrative Agent nor the Issuing Bank shall be required to take any action which exposes it to personal liability or which is contrary to the Loan Documents or applicable law. Each of the Administrative Agent and the Issuing Bank is hereby expressly authorized on behalf of the other members of the Bank Group, without hereby limiting any implied authority, (a) to receive on behalf of each of the other members of the Bank Group any payment of principal of or interest on the Loans outstanding hereunder, any Letters of Credit and all other amounts accrued hereunder paid to such Persons, and promptly to distribute to each other member of the Bank Group its proper share of all payments so received; (b) to give notice within a reasonable time on behalf of each other member of the Bank Group to the Borrower of any Default or Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge as provided in Section 8.09; (c) to distribute to the other members of the Bank Group copies of all notices, agreements and other material as provided for in this Agreement as received by such Person; and (d) to distribute to the Borrower any and all requests, demands and approvals received by such Person from any other member of the Bank Group. Nothing herein contained shall be construed to constitute the Administrative Agent or the Issuing Bank as a trustee for any holder of the Notes or of a participation therein, nor to impose on the Administrative Agent any duties or obligations other than those expressly provided for in the Loan Documents.

                  Section 8.02 Reliance, Etc. None of the Administrative Agent, the Issuing Bank, their Affiliates and their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent and the Issuing Bank: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Bank which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.02; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of the Borrower or any other Person or to inspect the property (including the books and records) of the Borrower or any other Person; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document, any collateral provided for therein, or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. None of the Administrative Agent, the Issuing Bank, their Affiliates and their respective directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure or delay in performance or breach by any Bank of any of its obligations hereunder or to any Bank on account of the failure of or delay in performance or breach by any other Bank or the Borrower of any of its obligations hereunder or in connection herewith; provided, however, that the foregoing shall not relieve ABN of its obligations as a Bank hereunder.

                  Section 8.03 ABN and Affiliates. Without limiting the right of any other Bank to engage in any business transactions with the Borrower or any of its Affiliates, with respect to its Commitment, the Loans made by it, the Notes issued to it and its interest in the Outstanding Letters of Credit, ABN shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Issuing Bank or the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include ABN in its individual capacity. ABN, or any of its Affiliates, may be engaged in, or may hereafter engage in, one or more loan, Letter of Credit, leasing, derivative or other financing activities not the subject of the Loan Documents (collectively, the "Other Financings") with the Borrower or any of its Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Borrower or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "Other Activities") with no responsibility to account therefor to the Banks. Without limiting the rights and remedies of the Banks specifically set forth in the Loan Documents, no other Bank shall have any interest in (a) any Other Activities, (b) any present or future guarantee by or for the account of the Borrower not contemplated or included in the Loan Documents, (c) any present or future offset exercised by ABN in respect of any such Other Activities, (d) any present or future Property taken as security for any such Other Activities or (e) any Property now or hereafter in the possession or control of ABN which may be or become security for the obligations of the Borrower under the Loan Documents by reason of the general description of indebtedness secured, or of Property, contained in any other agreements, documents or instruments related to such Other Activities; provided, that if any payment in respect of such guarantees or such Property or the proceeds thereof shall be applied to reduction of the obligations evidenced hereunder and by the Notes, then each Bank shall be entitled to share in such application according to its pro rata portion of such obligations.


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



                  Section 8.04 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any other member of the Bank Group and based on the financial statements referred to in Section 4.06 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any other member of the Bank Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  Section 8.05 Indemnification. The Banks agree to indemnify each of the Administrative Agent and the Issuing Bank, their Affiliates or any of their respective directors, officers, agents or employees (to the extent not reimbursed by the Borrower), ratably according to its Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any such Person in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by any such Person under this Agreement or the other Loan Documents, provided, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THEIR AFFILIATES AND THEIR DIRECTORS, OFFICERS, AGENTS OR EMPLOYERS SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND ARISING OUT OF OR RESULTING FROM THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OF SUCH PERSON. Neither the Administrative Agent nor the Issuing Bank shall be required to do any act hereunder or under any other document or instrument delivered hereunder or in connection herewith or take any action toward the execution or enforcement of the agencies hereby created, or to prosecute or defend any suit in respect of this Agreement or the Loan Documents or any Collateral, unless indemnified to its satisfaction by the holders of the Notes against loss, cost, liability, and expense. If any indemnity furnished to the Administrative Agent, and the Issuing Bank for any purpose is, in the opinion of such Person insufficient or becomes impaired, such Person may call for additional indemnity and not commence or cease to do the acts indemnified against until such additional indemnity is furnished. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent and the Issuing Bank promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Administrative Agent or the Issuing Bank is not reimbursed for such expenses by the Borrower.


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



                  Section 8.06 Employees of the Administrative Agent and the Issuing Bank. Each of the Administrative Agent and the Issuing Bank may execute any of their respective duties under this Agreement, the other Loan Documents and any instrument, agreement or document executed, issued or delivered pursuant hereto or thereto or in connection herewith or therewith, by or through employees, agents and attorneys-in-fact, and shall not be answerable for the default or misconduct of any such employee, agent or attorney-in-fact selected by it with reasonable care. Each of the Administrative Agent and the Issuing Bank may, and upon the written instruction of the Majority Banks shall, enforce on behalf of the Banks any claims which the Administrative Agent and/or the Banks may have against any such employee, agent or attorney-in-fact, and any recovery therefrom shall be applied for the pro rata benefit of the Banks.

                  Section 8.07 Successor Agent. The Administrative Agent may resign at any time by giving written notice thereof to the other members of the Bank Group and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank or corporation organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. So long as no Default exists, the Borrower shall have the right to approve each successor Agent, which approval shall not be unreasonably withheld. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement, subject to the requirement that such retiring Agent will execute such documents and take such actions as may be necessary or desirable to cause the successor Agent to be vested with all such rights, powers, privileges and duties. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. All reasonable costs and expenses incurred by the Bank Group in connection with any amendments or other documentation required by this Section 8.07 shall be paid by the Borrower pursuant to Section 9.04 hereof.

                  Section 8.08 Successor Issuing Bank. The Issuing Bank may resign at any time by giving written notice thereof to the other members of the Bank Group and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Issuing Bank. If no successor Issuing Bank shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Issuing Bank's giving of notice of resignation, then the retiring Issuing Bank may, on behalf of the Banks, appoint a successor Issuing Bank, which shall be a commercial bank or corporation organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. So long as no Default exists, the Borrower shall have the right to approve each successor Issuing Bank, which approval shall not be unreasonably withheld. Upon the acceptance of any appointment as Issuing Bank hereunder by a successor Issuing Bank, such successor Issuing

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



Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations under this Agreement, subject to the requirement that such retiring Issuing Bank will execute such documents and take such actions as may be necessary or desirable to cause the successor Issuing Bank to be vested with all such rights, powers, privileges and duties. Without limiting the generality of the foregoing, the Borrower, the retiring Issuing Bank and the successor Issuing Bank will cause each Letter of Credit issued by the retiring Issuing Bank to be terminated and replaced by a Letter of Credit issued by the successor Issuing Bank. After any retiring Issuing Bank's resignation hereunder as Issuing Bank, the provisions of this
Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Issuing Bank under this Agreement. All reasonable costs and expenses incurred by the Bank Group in connection with any amendments or other documentation required by this Section 8.08 shall be paid by the Borrower pursuant to Section 9.04 hereof.

                  Section 8.09 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it shall have received notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default" or "notice of event of default," as applicable. If the Administrative Agent receives such a notice from the Borrower, the Administrative Agent shall give notice thereof to the other members of the Bank Group and, if such notice is received from a Bank, the Administrative Agent shall give notice thereof to the other members of the Bank Group and the Borrower. The Administrative Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in this Article VIII.

                  Section 8.10 Execution of Loan Documents. Each member of the Bank Group hereby authorizes and directs the Administrative Agent and the Issuing Bank to execute and deliver on its behalf each Loan Document to be executed by the Administrative Agent pursuant to the terms of this Agreement.

                  Section 8.11 Release of Mortgaged Rigs. Subject to Section 2.06, with respect to any Collateral Disposition, the Banks hereby consent to the release by the Administrative Agent and the Collateral Agent of the Liens created under any Loan Document on any Mortgaged Rig to the extent such Collateral Disposition is otherwise permitted under the terms of this Agreement.


                                   ARTICLE IX
                                  MISCELLANEOUS

                  Section 9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, or consent to any departure by any Person herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Majority Banks, and then such waiver or consent shall be effective only in

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



the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by the Borrower and all the Banks, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Banks,
(c) reduce the principal of, or interest on, the Notes, the reimbursement obligations in respect of the Letters of Credit or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes, the reimbursement obligations in respect of the Letters of Credit or any fees or other amounts payable hereunder, (e) release the Borrower or any other Person from its payment obligations to the Bank Group, regardless of whether such obligations are those of a primary obligor, a guarantor or surety, or otherwise, (f) authorize the Collateral Agent to release Liens against any Collateral covered by the Security Documents, (g) take action which expressly requires the signing of all the Banks pursuant to the terms of this Agreement, (h) reduce the Commitment Percentages or the aggregate unpaid principal amount of the Notes, or the number of Banks, as the case may be, required for the Administrative Agent, the Issuing Bank or the Banks or any of them to take any action under this Agreement or change the definition of Majority Banks or (i) amend this Section 9.01; provided, further, that no amendment, waiver or consent shall (i) unless in writing and signed by the Borrower and the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (ii) unless in writing and signed by the Borrower and the Issuing Bank in addition to the Banks required above to take such action, affect the rights or duties of the Issuing Bank under this Agreement, the Letters of Credit, Letter of Credit Applications, or any other Loan Document. Any amendment, waiver or consent that becomes effective in accordance with this Section 9.01 shall be binding on all of the Banks and upon each future holder of any Note and upon the Borrower and the Guarantor without regard to whether such Note has been marked to indicate such amendment, waiver or consent. Notwithstanding the foregoing, the Administrative Agent and/or the Collateral Agent may (without the consent of the Banks) release the Lien created under the Security Documents on any Property of the Borrower or any of its Subsidiaries if the sale of such Property is permitted under Section 6.08.

                  Section 9.02 Participation Agreements and Assignments. (a) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it, the Note or the Notes held by it, its interest in the Outstanding Letters of Credit and the other Loan Documents); provided, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations of the assignor under this Agreement and the other Loan Documents, and no assignment shall be made unless it covers a pro rata share of all rights and obligations of such assignor under this Agreement and the other Loan Documents, (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall, unless otherwise agreed to by the Administrative Agent or unless such assignment is to a member of the Bank Group, in no event be less than $5,000,000, (iii) each such assignment to an Eligible Assignee who is not a member of the Bank Group must be approved by the Administrative Agent and the Issuing Bank (which approvals shall not be unreasonably withheld) and, so long as no

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



Default exists, by the Borrower (which approval shall not be unreasonably withheld), and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a recordation fee in the amount of $3,500 for processing such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank under the Loan Documents, (y) the assigning Bank thereunder shall, to the extent that rights and obligations under the Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from further obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto) and (z) the assignee thereunder shall be deemed to have made, as of such effective date, to the Administrative Agent and the Borrower the representations and warranties set forth in Section 2.12(f) hereof.

                  (b) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.06 and 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any member of the Bank Group (including such assigning Bank) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent and the Issuing Bank, to take such action on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to such Person by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Bank.

                  (c) The Administrative Agent shall maintain at its address referred to in Section 9.03 a copy of each Assignment and Acceptance delivered to and accepted by it and a

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



register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and each member of the Bank Group may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any member of the Bank Group at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment and the administrative fee payable to the Administrative Agent for such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 9.02 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Notes, new Notes to the order of such Eligible Assignee in an amount corresponding to the Commitment assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment hereunder, a new Note to the order of the assigning Bank in an amount corresponding to the Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form prescribed by Section 2.05 hereto. The Administrative Agent shall promptly return the surrendered Note to the Borrower marked "canceled" or otherwise appropriately defaced.

                  (e) Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it and its interest in the Outstanding Letters of Credit); provided, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) and the other Loan Documents shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, and the participating banks or other entities shall not be considered a "Bank" for purposes of the Loan Documents, (iii) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.13 through 2.15 to the same extent that the Bank from which such participating bank or other entity acquired its participation would be entitled to the benefit of such cost protection provisions, so long as Borrower is not obligated to pay any amount under such Sections in excess of the amount that would have been due to such Bank under such Sections if no participations had been made by such Bank, and (iv) the Borrower and the other members of the Bank Group shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and such Bank shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and the Letters of Credit to the extent permitted hereby and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers with respect to the amounts of any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans or the amount of any reimbursement obligations payable with respect to any Letter of Credit or the dates fixed for payments of principal or interest on the Loans or reimbursement obligations in respect of any Letters of Credit).

                  (f) Any Bank may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents to any Federal Reserve Bank without notice to or consent of the Borrower. No such pledge or assignment shall release the assigning Bank from its obligations hereunder.

                  (g) The Administrative Agent, the Issuing Bank and each Bank may furnish any information concerning the Borrower or its Subsidiaries in the possession of the Administrative Agent or such Bank from time to time to Affiliates of the Administrative Agent or such Bank and, in the case of each Bank, to assignees and participants (including prospective assignees and participants) of such Bank; provided such recipient agrees to be bound by the terms of Section 9.15. If requested by the Borrower, such Bank will identify the prospective assignees and participants that have received such information.

                  (h) Notwithstanding any other provisions of this Section 9.02, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

                  (i) Each Bank initially party to this Agreement hereby represents, and each Person that became a Bank pursuant to an assignment permitted by this Section 9.02 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the other provision of this Section 9.02, the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

                  Section 9.03 Notices. All correspondence, statements, notices, requests and demands (collectively "Communications") shall be in writing (including telegraphic Communications) and mailed, telegraphed, telecopied, facsimile transmitted or delivered as follows:


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



         if to the Borrower --

                  Marine Drilling Companies, Inc.
                  One Sugar Creek Center Blvd., Suite 600
                  Sugar Land, Texas 77478
                  Attn: T.  Scott O'Keefe
                  Telecopier: 281-243-3080

         if to the Issuing Bank or the Administrative Agent--

                  ABN AMRO Bank N.V.
                  Three Riverway, Suite 1700
                  Houston, Texas 77056
                  Attention:  Charles W. Randall
                  Telecopier: (713) 621-5801

         with a copy to --

                  ABN AMRO Bank N.V.
                  1325 Avenue of the Americas
                  New York, New York 10019
                  Attention: Ms. Tina Woo
                  Telecopier:  (212) 314-1712

if to any Bank, at its Domestic Lending Office, or as to each such party, at such other address as such party shall designate in a written Communication to each of the other parties hereto. All such Communications shall be effective, in the case of written or telegraphed Communications, when deposited in the mails or delivered to the telegraph company, respectively, and, in the case of a Communication by telecopy or facsimile transmission, when telecopied or transmitted against receipt of a confirmation, in each case addressed as aforesaid, except that Communications to any member of the Bank Group pursuant to Article II and Article VIII shall not be effective until received by such Persons.

                  Section 9.04 Costs and Expenses. The Borrower agrees to pay promptly (a) all reasonable costs and expenses (including fees and expenses of legal counsel) of the Administrative Agent and the Issuing Bank incurred in connection with the preparation, execution, delivery, filing, administration and recording of the Loan Documents and the syndication of this Agreement both before and after the date hereof, and (b) all reasonable costs and expenses of any member of the Bank Group incurred in connection with the enforcement of the Loan Documents including, but not limited to, the reasonable fees and out-of-pocket expenses of counsel for any member of the Bank Group, and local counsel who may be retained by such counsel, with respect thereto, and the costs and expenses in connection with the custody, preservation, or the sale of, or collection from, or other realization upon the sale of, or collection from, or other realization upon any Collateral covered by

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



any of the Loan Documents. The agreements of Borrower contained in this Section
9.04 shall survive the termination of the Commitments and the payment of all other amounts owing under any of the Loan Documents.

                  Section 9.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank Group and their respective successors and assigns, except that the Borrower may not assign or transfer its rights hereunder without the prior written consent of the Banks.

                  Section 9.06 Return of Notes. As soon as possible, but in any event no later than ninety (90) days after Borrower has paid in full all outstanding Loans and the Commitments have been terminated, each Bank shall return to Borrower all outstanding Notes issued to such Bank marked "canceled" or "paid" or otherwise defaced.

                  Section 9.07 Survival of Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or made in writing by the Borrower or any Guarantor in connection herewith or therewith, shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents. Any investigation by any member of the Bank Group shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

                  Section 9.08 Separability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement. The parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

                  Section 9.09 Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Agreement.

                  Section 9.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                  Section 9.11 Governing Law. THIS AGREEMENT (INCLUDING THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 9.12 Submission to Jurisdiction. (a) The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York state court located in the Borough of Manhattan, City and State of New York, or any federal court located in the Southern District of New York over any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, and the Borrower irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court; provided, nothing in this Section 9.12 is intended to waive the right of any member of the Bank Group to remove any such action or proceeding commenced in any such New York state court to an appropriate New York federal court to the extent the basis for such removal exists under applicable law. The Borrower hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of it and its Properties service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing by certified mail a copy of such process to the Borrower in care of the Process Agent at the Process Agent's above address, with a copy to the Borrower at its address specified herein and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address specified herein. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 9.12 shall affect the right of any member of the Bank Group to serve legal process in any other manner permitted by law or affect the right of any member of the Bank Group to bring any action or proceeding against the Borrower, or its Properties, in the courts of any other jurisdiction.

                  Section 9.13 Limitation on Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, by the Borrower for the use, forbearance or detention of the money to be loaned under this Agreement or any other Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. To the extent that the Highest Lawful Rate applicable to a Bank is at any time determined by Texas law, such rate shall be the "rate ceiling" described in Section 303.305 of the Texas Finance Code, as amended; provided, to the extent permitted by such Article, the Banks from time to time by notice from the Administrative Agent to Borrower may revise the aforesaid election of such interest rate ceiling as such ceiling affects the then-current or future balances of the Loans outstanding under the Notes.

Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, if the maturity of the Notes or the obligations in respect of the other Loan Documents are accelerated for any reason, or in the event of prepayment of all or any portion of the Notes or the obligations in respect of the other Loan Documents by the Borrower or in any other event, earned interest on the Loans and such other obligations of the Borrower may never exceed the maximum amount permitted by applicable law, and any unearned interest otherwise payable under the Notes or the obligations in respect of the other Loan Documents that is in excess of the maximum amount permitted by applicable law shall be canceled automatically as of the date of such acceleration or prepayment or other such event and, if theretofore paid, shall be credited on the principal of the Notes or, if the principal of the Notes has been paid in full, held as collateral for any contingent or unmatured obligation of the Borrower, or, if there are no contingent or unmatured obligations of the Borrower then outstanding, refunded to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Borrower and the Banks shall, to the maximum extent permitted by applicable law, amortize, prorate, allocate and spread, in equal parts during the period of the actual term of this Agreement, all interest at any time contracted for, charged, received or reserved in connection with this Agreement. Chapter 346 of the Texas Finance Code, as amended (relating to revolving loans and revolving triparty accounts), shall not apply to this Agreement or the Notes or the transactions contemplated hereby.

                  Section 9.14 Indemnification. (a) The Borrower agrees to indemnify, defend and hold the Administrative Agent and each member of the Bank Group, their Affiliates and their officers, employees, agents, directors, shareholders and Affiliates (collectively, "Indemnified Persons") harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or reasonable expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) incurred by or asserted against any Indemnified Person arising out of, in any way connected with, or as a result of (i) the execution and delivery of this Agreement and the other Loan Documents, the performance by the parties hereto and thereto of its obligations hereunder and thereunder (including but not limited to the making of the Commitments of each Bank) and consummation of the transactions contemplated hereby and thereby, (ii) the actual or proposed use of the Letters of Credit or the proceeds of the Loans, (iii) any violation by the Borrower or any of its Subsidiaries of any Requirement of Law, including but not limited to Environmental Laws, (iv) ownership by the Bank Group of any Property following foreclosure under the Security Documents, to the extent such losses, liabilities, damages, judgments, claims, deficiencies or expenses arise out of or result from the presence, disposal or release of any hazardous materials or solid waste in, on or under such property during the period owned, leased or operated by the Borrower or any of its Subsidiaries, including, without limitation, losses, liabilities, damages, judgments, claims, deficiencies or expenses which are imposed under Environmental Laws upon Persons by virtue of their ownership, (v) any member of the Bank Group being deemed an operator of any such real or personal property in circumstances in which no member of the Bank Group is generally operating or generally exercising control over such Property, to the extent such losses, liabilities, damages, judgments, claims, deficiencies or expenses arise out of or result from any hazardous materials or solid waste located in, on or under such property or (vi) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Person is a party thereto; provided that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, IT IS THE EXPRESS INTENTION OF THE BORROWER THAT EACH INDEMNIFIED PERSON SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DEFICIENCIES, JUDGMENTS OR REASONABLE EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY NEGLIGENCE (WHETHER SOLE, CONCURRENT OR CONTRIBUTORY) OF SUCH INDEMNIFIED PERSON. THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 9.14 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything contained herein to the contrary, the Borrower shall not indemnify an Indemnified Person for any matters arising solely by reason of claims between the Banks or any Bank and the Administrative Agent or Issuing Bank or a Bank's shareholder against the Administrative Agent, the Issuing Bank or a Bank.

                  (b) Within a reasonable period of time after an Indemnified Person receives actual notice of any claim or the commencement of any action covered by this Section 9.14, the Indemnified Person shall, if a claim in respect thereof is to be made against the Borrower under this Section 9.14, notify the Borrower in writing of such claim or action; provided, however, that the failure to so notify the Borrower shall not relieve the Borrower from any liability which the Borrower may have to the Indemnified Person under this
Section 9.14 unless, and only to the extent that, such Indemnified Person had actual notice of such claim or action and the obligations of the Borrower under this Section 9.14 have been significantly increased as a direct result of such failure. With respect to any claim or action brought against an Indemnified Person, and for which a claim in respect thereof is to be made against the Borrower under this Section 9.14, the Borrower and such Indemnified Person shall cooperate in the defense of any such claim or action and shall take those actions reasonably within their power to take which are reasonably necessary to preserve any legal defenses to such matters. If any such claim or action shall be brought against the Indemnified Person, so long as no Default exists, the Borrower shall be entitled to participate in the defense thereof, and, with the consent of such Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person. If the Borrower shall assume the defense of such claim or action, the Indemnified Person (i) shall nonetheless have the right to employ counsel to represent it if the Indemnified Person determines in good faith that a conflict of interest exists between the Borrower and the Indemnified Person, and the reasonable fees and expenses of such counsel shall be paid by the Borrower and (ii) may at any time revoke its consent with respect thereto and resume its own defense of such claim or action. Notwithstanding any provision hereof to the contrary, no consent order shall be entered into or claim or action settled unless (A) the Indemnified Person has given its prior written consent thereto and (B) the Borrower has been advised of the terms of such consent order or settlement and consulted with respect thereto.

                  Section 9.15 Confidentiality. In the event that the Borrower or any of its Subsidiaries provides any member of the Bank Group with written confidential information belonging to the Borrower or any of its Subsidiaries, that has been identified in writing at the time of delivery as "confidential", each member of the Bank Group severally agrees to thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without any member of the Bank Group breaching its obligation of confidence to the Borrower, (iii) are previously known by the Bank Group from some source other than the Borrower,
(iv) are hereafter obtained by or available to any member of the Bank Group from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Requirements of Law or to Persons regulating the activities of any member of the Bank Group, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, any member of the Bank Group may disclose any such information to any other Bank, any consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the member of the Bank Group disclosing such information imposes on the Person to whom such information is disclosed the same obligation to maintain the confidentiality of such information as is imposed upon it hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests, in writing at least thirty (30) days prior to the expiration of such three year period, that the Bank Group maintain the confidentiality of such information for an additional three year period. The Borrower waives any and all other rights it may have to confidentiality as against the Bank Group arising by contract, agreement, statute or law except as expressly stated in this Section 9.15.

                  Section 9.16 Final Agreement of the Parties. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

                                       MARINE DRILLING COMPANIES, INC.


                                       By: /s/ T. SCOTT O'KEEFE
                                          -------------------------------------
                                       Name:   T.  Scott O'Keefe
                                       Title:  Senior Vice President


                                       ABN AMRO BANK N.V., as
                                       Administrative Agent and as Issuing Bank


                                       By: /s/ CHARLES W. RANDALL
                                          -------------------------------------
                                       Name:   Charles W. Randall
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       By: /s/ M.A. TRIBOLET
                                          -------------------------------------
                                       Name:   M.A. Tribolet
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------


                                       CHRISTIANIA BANK OG KREDITKASSE,
                                       NEW YORK BRANCH, as Syndication Agent


                                       By: /s/ HANS CHR. KJELSRUD
                                          -------------------------------------
                                       Name:   Hans Chr. Kjelsrud
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       By: /s/ MARTIN LUNDER
                                          -------------------------------------
                                       Name:   Martin Lunder
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       Bank:

Commitment: $25,000,000.00             ABN AMRO BANK N.V.



                                       By: /s/ C.W. RANDALL
                                          -------------------------------------
                                       Name:   C.W. Randall
                                            -----------------------------------
                                       Title:   SVP
                                             ----------------------------------

                                       By: /s/ M.A. TRIBOLET
                                          -------------------------------------
                                       Name:   M.A. Tribolet
                                            -----------------------------------
                                       Title:  SVP
                                             ----------------------------------

                                       Bank:

Commitment: $15,000,000.00             BANK AUSTRIA



                                       By: /s/ ROBERT TENHAVE   KAREN L. JILL
                                          -------------------------------------
                                       Name:   R. TenHave       Karen L. Jill
                                            -----------------------------------
                                       Title:  SVP               AVP
                                             ----------------------------------

                                       Bank:

Commitment: $24,000,000.00             CREDIT AGRICOLE INDOSUEZ




                                       By: /s/ BJORN HUNDERADT GULBRANDSEN
                                          -------------------------------------
                                       Name: Bjorn Hunderadt Gulbrandsen
                                            -----------------------------------
                                       Title:   General Manager
                                             ----------------------------------

                                       Bank:

Commitment: $24,000,0000.00            CHRISTIANIA BANK OG KREDITKASSE,
                                       NEW YORK BRANCH



                                       By: /s/ MARTIN LUNDER
                                          -------------------------------------
                                       Name:   Martin Lunder
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       By: /s/ HANS CHR. KJELSRUD
                                          -------------------------------------
                                       Name:   Hans Chr. Kjelsrud
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       Bank:

Commitment: $20,000,000.00             BANKERS TRUST COMPANY



                                       By: /s/ MARCUS M. TARKINGTON
                                          -------------------------------------
                                       Name:   Marcus M. Tarkington
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       Bank:

Commitment: $21,000,000.00             THE BANK OF NOVA SCOTIA



                                       By: /s/ F.C.H. ASHBY
                                          -------------------------------------
                                       Name:   F.C.H. Ashby
                                            -----------------------------------
                                       Title:  Senior Manager
                                             ----------------------------------
                                               Loan Operations

                                       Bank:

Commitment: $15,000,000.00             BANQUE NATIONALE DE PARIS



                                       By: /s/ JOHN STACY
                                          -------------------------------------
                                       Name:   John Stacy
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                                       Bank:

Commitment: $15,000,000.00             NATEXIS BANQUE BFCE



                                       By: /s/ JOHN H. THIEROFF
                                          -------------------------------------
                                       Name:   John H. Thieroff
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------



                                       By: /s/ N. ERIC DITGES
                                          -------------------------------------
                                       Name:   N. Eric Ditges
                                            -----------------------------------
                                       Title:  Assistant Vice President
                                             ----------------------------------

                                       Bank:

Commitment: $17,000,000.00             NEDERLANDSE
                                       SCHEEPSHYPOTHEEKBANK N.V.



                                       By:  /s/ C.W. RANDALL
                                          -------------------------------------
                                       Name:    C.W. Randall
                                            -----------------------------------
                                       Title:   Attorney in Fact
                                             ----------------------------------